                                   [GRAPHIC]

                       SEMIANNUAL REPORT -- JUNE 30, 2000

                                     [LOGO]

                                    PACIFIC
                                    ADVISORS
                                       -
                                   FUND INC.

                                 GOVERNMENT SECURITIES fund
                                 INCOME AND EQUITY fund
                                 BALANCED fund
                                 GROWTH fund
                                 SMALL CAP fund

PACIFIC ADVISORS
          table of contents

MESSAGE FROM THE CHAIRMAN......................................................1

GOVERNMENT SECURITIES FUND.....................................................2

INCOME AND EQUITY FUND.........................................................4

BALANCED FUND..................................................................6

GROWTH FUND....................................................................8

SMALL CAP FUND................................................................10

SCHEDULE OF INVESTMENTS.......................................................14

STATEMENT OF ASSETS AND LIABILITIES...........................................26

STATEMENT OF OPERATIONS.......................................................28

STATEMENT OF CHANGES IN NET ASSETS............................................30

NOTES TO FINANCIAL STATEMENTS.................................................32

FINANCIAL HIGHLIGHTS..........................................................37

                                      MESSAGE
                                            from the chairman

                                   [GRAPHIC]

Fellow Shareholders,

    For many investors this year has been a bad dream. By the end of the first quarter, the equity market had turned its back on many of last year's leading Internet and technology stocks, whose growth potential seemed limitless in the new age of E-Commerce. It has even been a disappointing year for those investors who believed an index fund would provide good returns year in and year out. Index funds also suffered from the market correction that impacted last year's winners. The rigid formula that determines the investment allocation of these funds did not allow them to adjust defensively to a declining market.

HOW DID THE MARKET CHANGE SO QUICKLY?

    In hindsight, it appears that concerns about Y2K preparedness had a significant impact on the market. During the summer of 1999, the Federal Reserve raised short-term interest rates by 0.75% in an effort to control inflation produced by strong economic growth. The impact of these rate increases, however, was more than offset by the Federal Reserve's decision to increase the money supply in late 1999. This action was taken to prevent a potential liquidity crisis due to Y2K problems on December 31. As we now know, there was no liquidity crisis, but the additional money supply enabled investors to borrow aggressively, which increased speculative investing in the Internet and technology sectors. The growth in margin accounts, where investors used their current stock position as collateral to borrow money, increased rapidly in the fourth quarter of 1999 through mid-March 2000.
    Early in 2000, the Federal Reserve reduced the money supply to pre-Y2K levels. Investors, however, were convinced that market leaders had growth rates which made them immune to interest rate increases. When the Federal Reserve increased short-term interest rates again in March to slow the economy, the Nasdaq market went into a decline, which continued through May. A combination of higher interest rates and poor earnings performance by many Internet and technology stocks sent Nasdaq into a bear market decline exceeding 20%. Other major market indices also experienced significant corrections.

WHERE DO WE GO FROM HERE?

    It now appears that the economy is slowing and that further interest rate increases may not be needed. However, we expect the market to remain volatile until the Federal Reserve indicates that inflation is under control and is no longer a concern. In addition, the November presidential election will be a factor as the markets anticipate and respond to the outcome. While we expect the economy to continue its growth, investors will be watching third quarter corporate profits to gauge the impact of a slowing economy.
    We believe the equity market will improve through year-end, with the potential for a rally later in the fourth quarter. The Nasdaq bear market has caused investors to shift their focus from pure growth stocks to value stocks which have both good earnings growth potential and fundamental value. Historically, value stocks have emerged as market leaders at the beginning of a new bull market cycle. While Internet and technology will continue to be important sectors, investors will be more selective, choosing stocks that have strong earnings to support their growth potential.
    The Balanced, Growth and Small Cap Funds have performed well as the market shifted its focus to value investing. Through mid August, each of the Funds had a positive return and was outperforming its respective indices.
    As seen in the excellent performance results of our Government Securities Fund, long-term bonds have already begun to benefit from the Federal Reserve's commitment to a slower growth economy. Additionally, the Income and Equity Fund should benefit from a decline in intermediate corporate bond rates as inflation concerns subside.
    While there has been much uncertainty in the market during the past few months, we believe that our emphasis on value investing has positioned Pacific Advisors Funds to perform well in a slower growth economy.
    Sincerely,

[SIGNATURE]
    George A. Henning
    Chairman of the Board and President

PACIFIC ADVISORS
          Government Securities Fund

INVESTS PRIMARILY IN FIXED-INCOME SECURITIES GUARANTEED BY THE U.S. GOVERNMENT OR ITS INSTRUMENTALITIES. THE FUND MAY ALSO INVEST IN DIVIDEND-PAYING UTILITY STOCKS FOR GROWTH OF INCOME.

INTERVIEW WITH PORTFOLIO MANAGERS
R. "KELLY" KELLY, CIC
RYAN KELLY

BETWEEN DECEMBER 31, 1999 AND JUNE 30, 2000 LONG-TERM INTEREST RATES FELL FROM 6.48% TO 5.89%. AS ECONOMIC SIGNALS INDICATED THAT LONG-TERM RATES HAD NEARED A PEAK, THE FUND REPLACED ITS SHORT-TERM U.S. TREASURIES WITH LONG-TERM U.S. TREASURY BONDS, EXTENDING THE PORTFOLIO'S AVERAGE MATURITY TO 23.7 YEARS BY LATE JUNE.

FOR THE SIX MONTHS ENDED JUNE 30, 2000, THE FUND HAD A TOTAL RETURN OF 6.28% FOR CLASS A SHARES, AND 5.84% FOR CLASS C SHARES. BY COMPARISON, THE FUND'S BENCHMARK, THE LEHMAN INTERMEDIATE TREASURY BOND INDEX(1), INCREASED 3.54% DURING THE SAME PERIOD.

SINCE FEBRUARY 2000, LIPPER ANALYTICAL SERVICES, INC. HAS RANKED THE GOVERNMENT SECURITIES FUND (A) AS ONE OF THE TOP 5 GOVERNMENT BOND FUNDS BASED ON ITS 1-YEAR RETURN. AT PRESENT, THE FUND RANKS AS THE NUMBER ONE GOVERNMENT BOND FUND WITH A 1-YEAR RETURN OF 11.1% THROUGH AUGUST 22, 2000 (WALL STREET JOURNAL 8/24/00).

Q      WHAT EVENTS CONTRIBUTED TO THE FUND'S EXCELLENT PERFORMANCE DURING THE
FIRST SIX MONTHS?
A      In mid-1999, the Federal Reserve began raising short-term interest rates to cool economic expansion and reduce the threat of inflation. At the same time, the Fed continued to pump excess liquidity into the economy as a cushion against potential Y2K crises, which limited the effect of the rate increases on the economy and the stock market. Prices of bonds and bond substitutes declined during this period as investors flocked to technology and Internet stocks on the assumption that these sectors were immune to Fed actions.
       In early 2000, the Fed repurchased the excess liquidity and continued raising interest rates. As the money supply decreased and signs of economic slowing appeared, investors sought companies with earnings, dividends, and reasonable stock valuations. With many stocks in the leading sectors of the market overvalued, the stock market struggled to find new leadership resulting in an increased demand for high-quality bonds and income producing stocks.
       As long-term interest rates began to decline, the demand for high-quality bonds increased. The Fund sold its U.S. Treasury bills and notes and bought long-term U.S. Treasury bonds. Repositioning the portfolio benefited the Fund's performance in two ways. The Fund locked in a higher coupon yield and experienced price appreciation in its bonds as interest rates declined.

Q      WHAT CATALYSTS LED TO A DECLINE IN LONG-TERM INTEREST RATES?
A      Over the past year, the Fed raised short-term interest rates by 1 3/4% in an effort to restrain economic growth. Rising short-term rates compete with stocks by increasing the cost of borrowing and reducing the credit available to buy equities. In addition, slower growth diminishes corporate profits, which tends to drive down stock valuations.
       In the wake of rising interest rates, high-quality bonds and bond surrogates such as utility common stocks became increasingly attractive for their ability to provide greater stability and a more competitive rate of return.

Q      WHAT INDICATORS SUGGEST THAT LONG-TERM INTEREST RATES HAVE PEAKED?
A      As we mentioned before, anticipation of a slower economy usually produces a downward trend in long-term interest rates. Several signs including declining home and retail sales already indicate the onset of slower economic growth. In addition, the existence of an inverted yield curve, where short-term rates exceed long-term rates, historically precedes sub-par economic growth.

       More important than signs of a slowing economy, is the Fed's commitment to reducing economic growth to a sustainable level in the 3%-4% range. While it is uncertain whether current rate increases will be sufficient to bring about this reduction, it is clear that the Fed intends to implement enough rate increases to produce an authentic economic slowdown. The Fed's commitment, coupled with early signs of economic slowing, gives us a strong indication that long-term interest rates have peaked.

Q      HOW WILL CHANGES IN U.S. ECONOMIC GROWTH IMPACT GLOBAL ECONOMIC RECOVERY?
A      The easy credit and robust consumer spending that fueled record U.S.
economic growth also increased the demand for foreign imports which in turn aided the global economic recovery. Therefore, any decline in U.S. economic growth is likely to have a negative impact on global economies. Despite this setback, economic recovery should continue with global inflation kept in check by deflationary forces such as deregulation and excess capacity, which will limit companies' pricing power. As with the slowing economy in the U.S., setbacks abroad should attract foreign money to the U.S. government bond market. This increased demand for long-term U.S. Treasury bonds should be favorable for the Fund's performance.

    -------------------------------------------------------
    INVESTMENT MIX as of 6/30/00

1.  U.S. TREASURY BONDS                        80.68%
2.  EQUITIES                                   16.31%
3.  CASH                                        3.01%

1    The Lehman Treasury Bond Index is an unmanaged index of intermediate term government bonds since 12/31/80.

PACIFIC ADVISORS
          Income and Equity Fund

INVESTS PRIMARILY IN INVESTMENT-GRADE FIXED-INCOME SECURITIES. THE FUND MAY ALSO INVEST IN STOCKS FOR LONG-TERM CAPITAL APPRECIATION.

INTERVIEW WITH PORTFOLIO MANAGERS
THOMAS H. HANSON
STEPHEN K. BACHE, CFA

FOR THE SIX MONTHS ENDED JUNE 30, 2000, THE FUND HAD A TOTAL RETURN OF 0.59% FOR CLASS A SHARES, AND 0.58% FOR CLASS C SHARES. DURING THE SAME PERIOD THE FUND'S BENCHMARK, THE LEHMAN INTERMEDIATE TREASURY BOND INDEX(1), INCREASED 3.54%.

Q      HOW DID YOU ADJUST YOUR INVESTMENT STRATEGY AS INTEREST RATES CONTINUED
TO RISE?
A      2000 began with a high degree of uncertainty as to the effects of Y2K on the markets and the economy. To safeguard against potential problems, the Federal Reserve increased the money supply during the last half of 1999. When Y2K proved to be non-event, this additional liquidity fueled further economic growth. As a result, the Federal Reserve began raising short-term interest rates to slow the economy and reduce inflationary concerns. The uncertainty of how high the Fed would raise rates made intermediate corporate bonds less attractive to investors.
       In response to these economic conditions, the Fund maintained a defensive position to protect principal. The Fund maintained a bond strategy of managing to the yield curve. We selectively sold some intermediate-term bonds and purchased shorter-term bonds, which demonstrated a greater potential for price appreciation. By late June, the economy began to show signs of slowing and the Fed appeared near the end of its interest rate increases. With short-term rates approaching a peak, the Fund sold most of its short-term bonds and purchased intermediate-term investment grade corporate bonds which offered the best potential for price appreciation in the remainder of the year.
       The economic events we mentioned earlier also created volatility in the equity market. When the stock market began a significant correction in mid-March, the Fund reduced its equity exposure, but remained invested in quality stocks such as General Electric, Home Depot and Exxon Mobil.

Q      HOW DID INTERMEDIATE-TERM CORPORATE BONDS PERFORM IN COMPARISON TO U.S.
TREASURY BONDS DURING THE FIRST HALF OF THE YEAR?
A      With its rate increases in the first half of the year, the Fed demonstrated a commitment to fighting inflation. As investors became confident that the Fed would manage inflation, they began purchasing long-term Treasury bonds to lock in higher yields. Prospects of a slower economy increased the demand for long-term bonds, which led to a decline in long-term interest rates.
       Since the market did not know how high the Fed would raise rates to fight inflation, this created a high degree of uncertainty in the corporate bond market during the first half of the year. The corporate bond market remained in a trading range during this period and did not experience the price appreciation seen in long-term Treasury bonds.
       When the Fed indicates it no longer needs to raise interest rates to slow the economy, intermediate-term interest rates will begin to level off and decline. As intermediate rates begin to decline, corporate bonds should benefit from the same type of price appreciation that long-term Treasury bonds experienced earlier in the year.

Q      WHAT IS YOUR OUTLOOK FOR CORPORATE BOND PERFORMANCE THROUGH YEAR-END?
A      Various economic indicators suggest that the economy is slowing, which means the Fed should be near the end of its most recent round of interest rate increases. During the second half of the year, we anticipate receiving a clear signal that the Fed is finished raising rates. A slower economy produced by higher interest rates will put some pressure on corporate profits. Under these conditions, the stock market is not likely to revisit the spectacular gains it achieved in recent years. Instead, we would anticipate a more historical growth rate between 9% and 12% per year. As growth in the equity market slows, the spread between the total return of stocks and bonds will narrow, making corporate bonds, which carry less risk, more attractive to investors.

Q      WHAT ECONOMIC TRENDS DO YOU EXPECT TO DEVELOP IN THE LAST HALF OF THE
YEAR?
A      Once again, we believe that the Fed will reach the conclusion of its interest rate increases later this year. Over the next six months, the economy will continue to adjust to the impact of higher interest rates, which should slow consumer spending and reduce corporate revenue and profit growth. Economic slowing should work to contain inflationary pressures benefiting investment grade corporate bonds and higher quality stocks. While corporate bonds struggled under interest rate uncertainty early in the year, a slowing economy should benefit and improve the performance of investment grade corporate bonds in the last half of the year.

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    INVESTMENT MIX as of 6/30/00

1.  CORPORATE BONDS                            79.75%
2.  EQUITIES                                   11.07%
3.  PREFERRED STOCK                             5.05%
4.  U.S. TREASURY NOTES                         2.50%
5.  CASH                                        1.63%

1    The Lehman Treasury Bond Index is an unmanaged index of intermediate term government bonds since 12/31/80.

PACIFIC ADVISORS
          Balanced Fund

INVESTS PRIMARILY IN LARGE AND MEDIUM CAP COMMON STOCKS WITH AT LEAST 25% OF THE ASSETS INVESTED IN FIXED-INCOME SECURITIES.

INTERVIEW WITH PORTFOLIO MANAGER
STEPHEN K. BACHE, CFA

FOR THE SIX MONTHS ENDED JUNE 30, 2000, THE FUND HAD A TOTAL RETURN OF 5.34% FOR CLASS A SHARES, AND 4.74% FOR CLASS C SHARES. THE FUND OUTPERFORMED ITS BENCHMARKS, THE S&P 500 INDEX(1) AND THE LEHMAN INTERMEDIATE TREASURY BOND INDEX(2), WHICH RETURNED -1.00% AND 3.54%, RESPECTIVELY, FOR THE SAME PERIOD.

Q      WHAT CHANGES DID YOU MAKE IN YOUR INVESTMENT STRATEGY AS INTEREST RATES
CONTINUED TO RISE?
A      In the first half of 2000, the Federal Reserve demonstrated its commitment to slowing economic growth and reducing the threat of inflation by raising short-term interest rates to 6.5%. As rising interest rates threatened corporate growth and profitability, investors shunned overvalued stocks which led to a prolonged period of market volatility.
       During this period the Fund maintained a mix of approximately 55% equities and 40% bonds in its portfolio. In the corporate bond market, long-term rates continued to exceed short-term rates. We took advantage of higher rates and the potential for price appreciation by purchasing intermediate and long-term investment grade bonds such as a 9.75% Caterpillar bond maturing in 2019 and a 9.875% Safeway bond maturing in 2007.
       As new money came into the Fund, the Fund took advantage of market volatility to acquire attractive equities at lower prices. When purchasing new equities the Fund selected cyclical stocks like Honeywell and Waste Management, companies whose services should remain in high demand in spite of slower economic growth. Despite rampant volatility in the equity market, we continued to benefit from strong performers in the technology and entertainment sectors such as Nokia, Time Warner and Viacom.

Q      WHAT ACCOUNTS FOR THE FUND'S ABILITY TO ACHIEVE STRONG PERFORMANCE WHILE
MAINTAINING A LOW LEVEL OF VOLATILITY?
A      The "beta" of a fund measures its volatility relative to the S&P 500
Index. A beta of 1.0 means a fund experiences the same amount of volatility as the S&P 500. A beta of less than 1.0 means a fund experiences less volatility than the S&P 500. The Balanced Fund has consistently maintained a beta of approximately 0.5.
       Our ability to produce attractive returns while experiencing only half the volatility of the overall market comes from selecting stocks and bonds which prove less sensitive to shifts in the market or the economy. For instance, the Fund selects high coupon bonds that tend to be less sensitive to changes in interest rates. Similarly, when selecting equities the Fund gravitates toward sectors whose products are in constant demand. Areas such as media, entertainment and leisure comprise a significant portion of our equity position because demand in these sectors typically remains strong despite changes in the economy.

Q      WHAT BENEFITS CAN A BALANCED FUND OFFER AN INVESTOR IN A VOLATILE AND
UNCERTAIN ECONOMIC ENVIRONMENT?
A      Balanced funds offer investors stability, a quality which becomes increasingly attractive during extended periods of market volatility and economic uncertainty. As the name implies, a balanced fund maintains a significant portion of its assets in both stocks and bonds.
       We maintain a flexible investment strategy that allows us to adapt to changing market conditions. When the stock market experiences a correction we can still find attractive returns in the bond market and vice versa. In addition, careful stock selection and yield management reduces the Fund's volatility enabling us to provide more consistent returns.

Q      WHAT IS YOUR ECONOMIC OUTLOOK FOR THE REMAINDER OF THE YEAR?
A      At the end of the 2nd quarter we saw declines in imports, industrial production, and home sales, all of which suggest the onset of slower economic growth. Economic slowing, however, will only continue if there is a decline in consumer spending, the main catalyst of recent economic growth. Although the Fed appears to be near the end of its interest rate increases, the possibility of another rate increase will remain until the Fed believes it has produced an authentic economic slowdown.
       Higher short-term interest rates should continue to burden the stock market, tightening the money supply and cutting into corporate earnings and profits in the latter half of the year. When it becomes clear that the Fed has reached the end of its interest rate increases corporate bonds should begin to appreciate in value. Likewise, an end to the rate increases should help the equity market find the leadership and direction needed to generate and sustain another rally. We believe the Fund is well positioned to continue its good performance.

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    INVESTMENT MIX as of 6/30/00

1.  EQUITIES                                   53.11%
2.  CORPORATE BONDS                            41.60%
3.  CASH                                        5.29%

1    The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market. The Index returns assume reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.
2    The Lehman Treasury Bond Index is an unmanaged index of intermediate term government bonds since 12/31/80.

PACIFIC ADVISORS
          Growth Fund

INVESTS PRIMARILY IN COMPANIES WHICH ARE A PART OF THE S&P 500 COMPOSITE INDEX(1) OR THE NASDAQ 100 INDEX(2).

INTERVIEW WITH PORTFOLIO MANAGER
THOMAS H. HANSON

Q      HOW DID THE FUND PERFORM IN THE FIRST HALF OF THE YEAR?
A      For the six months ended June 30, 2000, the Fund had a total return of
4.37% for Class A shares, and 4.05% for Class C shares. During the same period, the Fund's benchmarks, the S&P 500 and the Nasdaq 100 Indices, returned -1.00% and 1.51%, respectively.
       At the beginning of the year, the Fund took a defensive position against increasing stock market volatility and maintained approximately 35% of its assets in cash. From mid-March through April, the stock market experienced a correction as investors demanded more reasonable stock valuations, particularly in the overvalued technology and Internet sectors. Although the market began to recover in the last half of the 2nd quarter, volatility persisted as rising interest rates threatened to cut into corporate profits.

Q      HOW DID A DEFENSIVE INVESTMENT STRATEGY BENEFIT THE FUND IN THE FIRST
HALF OF THE YEAR?
A      The Fund aims to invest in the leading sectors and companies of the
Nasdaq 100 and the S&P 500 Indices. Extended periods of economic uncertainty, however, create an absence of leadership, leading to persistent market volatility. By maintaining smaller equity positions during these downtrends in the market, the Fund reduced its exposure to investment losses. In addition, an increased cash position gives the Fund the ability to take advantage of buying opportunities as new leaders emerge and the market begins to rebound.
       In contrast, index funds, which must invest according to a strict allocation formula, were heavily concentrated in the overvalued stocks of the S&P 500 and Nasdaq 100 indices. Without the flexibility to take a defensive position in response to market volatility, many of these portfolios produced smaller returns or experienced losses in the first half of the year.

Q      WHICH SECTORS AND STOCKS PERFORMED WELL FOR THE FUND IN THE FIRST SIX
MONTHS?
A      The technology sector continued to perform well this year, especially in the 2nd quarter as it recovered from its mid-March correction. This correction returned many tech stocks to more reasonable valuations, while companies with strong earnings growth and solid fundamentals emerged as sector leaders. Those companies included some of the Fund's best performers such as JDS Uniphase, Nortel Networks, Cisco Systems and Oracle. The energy sector also performed well, with stocks such as Anadarko, Burlington Resources, and BJ Services benefiting from rising costs and increased demand in the oil and natural gas industries.

Q      WHAT ECONOMIC EVENTS OR INDICATORS WOULD LEAD YOU TO INCREASE THE FUND'S
EQUITY POSITION?
A      In keeping with our investment strategy, the Fund will maintain a defensive cash position until current market volatility subsides. At present, we anticipate continued volatility through early November as the market awaits a decisive end to the Federal Reserve's interest rate increases and the outcome of the presidential election. By mid-fall, we would expect to see a definitive uptrend in the market with leadership likely coming from the semiconductor, fiber optic, and energy sectors. As this uptrend develops, we would anticipate using the Fund's cash reserves to take advantage of buying opportunities, gradually increasing the Fund's equity position.

Q      WHAT IS YOUR OUTLOOK FOR THE EQUITY MARKETS THROUGH YEAR-END?
A      With signs of slower economic growth on the horizon, it appears that the
Fed has reached or neared the end of its current round of interest rate increases. These rate increases should continue to filter through the economy resulting in a drop in consumer spending and a decrease in corporate profits. Rising rates and slower economic growth should benefit both the economy and the market by reducing the threat of inflation and returning many stocks to more reasonable valuations.
       Market volatility should continue throughout the rest of the year as the economy continues to adjust to a slower pace. Despite continued volatility, we expect to see a positive trend in the market over the next six months, again with the technology and energy sectors leading the way. While a positive trend should produce growth and attractive buying opportunities, it seems unreasonable to expect that either the S&P 500 or the Nasdaq 100 Indices would return to their highs by year-end.

    -------------------------------------------------------
    INVESTMENT MIX as of 6/30/00

1.  EQUITIES                                   61.78%
2.  CASH                                       38.22%

1    The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market. The Index returns assume reinvestment of dividends but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.
2    The Nasdaq 100 Stock Index is an unmanaged, weighted measure of 100 largest non-financial domestic and international common stocks listed on The Nasdaq Stock Market. The Index returns assume reinvestment of dividends, but, unlike the Fund, do not reflect management fees or expenses.

PACIFIC ADVISORS
          Small Cap Fund

INVESTS PRIMARILY IN SMALL COMPANY VALUE STOCKS WITH AN AVERAGE MARKET CAP BELOW $200M. THE FUND FOCUSES ON COMPANIES WITH STRONG EARNINGS AND GROWTH POTENTIAL.

INTERVIEW WITH PORTFOLIO MANAGERS
THOMAS H. HANSON
GEORGE A. HENNING

FOR THE SIX MONTHS ENDED JUNE 30, 2000, THE FUND HAD A TOTAL RETURN OF -7.85% FOR CLASS A SHARES, AND -9.05% FOR CLASS C SHARES. THE FUND'S BENCHMARK, THE RUSSELL 2000 STOCK INDEX(1), INCREASED 2.47% DURING THE SAME PERIOD.

Q      HOW WERE SMALL CAP VALUE STOCKS IMPACTED BY MARKET VOLATILITY IN THE
FIRST HALF OF THE YEAR?
A      Stock market speculation throughout 1999 resulted in the significant overvaluation of many technology and Internet stocks. The market's bias toward technology stocks also left many small cap value stocks unrecognized and undervalued. When technology and Internet companies came under pressure at the end 1999, investors became concerned about overvaluation in these sectors and began to move into undervalued sectors with better growth potential. As a result of this broadening in the market, small cap value stocks performed well in February and early March.
       In mid-March, rising interest rates created a general pessimism about corporate profitability which led to a correction in the market. Although the technology and Internet sectors took the biggest hits, every area of the market suffered, including small cap value stocks.
       In May, volatility persisted, but the market began to recover as it shifted its focus from companies with growth potential to companies with growth and earnings potential. This recovery began spreading to small cap value stocks in June; and since June, small cap value stocks have continued to benefit from a renewed interest in companies with solid fundamentals and revenue growth.

Q      HOW DID THE FUND ADJUST ITS INVESTMENT STRATEGY IN RESPONSE TO RECENT
STOCK MARKET VOLATILITY?
A      The Fund continues to focus on value stocks, targeting small cap companies that demonstrate market leadership and strong growth potential. The market volatility in recent months provided the Fund with opportunities to purchase larger small cap stocks at attractive discounts. With a larger market following, these stocks should be among the first to benefit from a recovery in small cap value stocks. This strategy increased the average market cap of the portfolio to approximately $125 million and reduced the Fund's position in micro-cap stocks of companies with less than $100 million in market capitalization.
       Stocks purchased by the Fund as a continuation of this strategy included Linens 'N Things, a home furnishings retailer profiting from robust consumer spending; Fred's, a chain of discount stores with a history of strong sales during periods of slower economic growth; A.C.L.N., a company that ships cars from the U.S. and Europe to third world countries; and Morrison Knudsen, a heavy construction firm expected to benefit from money appropriated by Congress for highway construction and other large infrastructure projects.
       By mid-summer, the Fund began to benefit from this strategy as evidenced by a one-month return of 2.8% in June and 5.9% in July. With recovery in small cap value stocks gaining momentum, improved performance in this area of the market is expected to continue.

Q      HAS THE FUND SEEN IMPROVED PERFORMANCE IN ITS MICRO-CAP POSITIONS?
A      Despite a poor market for micro-cap stocks during the last 18 months, the
Fund maintained positions in a number of solid micro-cap companies with promising growth potential. Although these companies produced consistent revenue and profit growth, their stock prices remained relatively unchanged. In June, however, small cap value stocks began to experience a meaningful recovery and many of these companies appreciated 20-70% from their stock prices at the beginning of the year.
       Some of the companies with improved performance include America Service Group, which provides healthcare to prisons; Cerprobe Corp, a producer of microchip testing equipment; East West Bancorp, the leading bank servicing Chinese-Americans on the West Coast; Lifemark, a provider of HMO services to state and local governments; and Meridian Medical Technologies, which recently developed a new diagnostic testing kit used in assessing stroke victims.
       The outlook for further price appreciation in these stocks remains favorable since these companies continue to produce above average revenue and profit growth.

Q      WHAT IS THE CURRENT OUTLOOK FOR SMALL CAP VALUE STOCKS?
A      The outlook for small cap value stocks has improved considerably since the first of the year. As we mentioned earlier, with rising interest rates expected to slow economic growth, investors became concerned that many technology and Internet companies would not be able to achieve the revenue and profit growth built into their valuations. As the market placed greater importance on earnings, many of these stocks experienced a significant reduction in their valuations. At the same time, small cap value stocks, which offered strong growth potential in revenues and earnings, became more attractive. While we expect the technology and Internet sectors will maintain leadership positions, the market will become more selective in these areas, favoring those companies that can produce strong growth and earnings.
       Actions by the Federal Reserve to reduce inflationary concerns by raising short-term interest rates should lead to a period of slower economic growth. Small cap value stocks generally perform better in these market conditions because they carry less debt, making them less sensitive to interest rate movements. In addition, small cap companies often provide unique products and services in specialized markets, which enables them to increase revenue and earnings growth more rapidly. The ability to produce strong growth in a slower economy should also make some of these companies attractive takeover candidates as larger companies look for new sources of earnings growth.
       In the first half of the year, small cap value stocks entered a much-awaited period of recovery. Slower economic growth and a market emphasis on companies with strong fundamentals and good earnings should continue to create an environment favorable for small cap value stocks.

    -------------------------------------------------------
    INVESTMENT MIX as of 6/30/00

1.  EQUITIES                                   99.90%
2.  CASH                                        0.10%

1    The Russell 2000 Stock Index is an unmanaged, market-weighted measure of stock market performance. It contains stocks of the 2,000 smallest publicly traded companies of the Russell 3000 Index. The Russell 2000 Stock Index does not take capital gains into consideration, and, unlike the Fund, does not reflect the effects of management fees or expenses.

PACIFIC ADVISORS FUND INC.
          notes

                                      PACIFIC ADVISORS
                                               financial statements

                                   [GRAPHIC]

                  PACIFIC ADVISORS GOVERNMENT SECURITIES FUND
                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 June 30, 2000
--------------------------------------------------------------------------------

                                          Principal
                                             Amount        Value
----------------------------------------------------------------
US GOVERNMENT SECURITIES - 78.77%
US Treasury Bonds
         US Treasury Bond 8.125%
         08/15/19                         $ 350,000  $   422,188
         US Treasury Bond 8.125%
         08/15/21                           350,000      426,781
         US Treasury Bond 7.25% 08/15/21    350,000      392,656
         US Treasury Bond 7.625%
         11/15/22                           350,000      408,735
         US Treasury Bond 7.125%
         02/15/23                           380,000      421,563
         US Treasury Bond 7.50% 11/15/24    380,000      441,987
         US Treasury Bond 7.625%
         02/15/25                           380,000      448,163
         US Treasury Bond 6.875%
         08/15/25                           400,000      434,875
         US Treasury Bond 6.75% 08/15/26    410,000      440,622
         US Treasury Bond 6.625%
         02/15/27                           400,000      424,125
         US Treasury Bond 6.375%
         08/15/27                           400,000      411,375
         US Treasury Bond 5.50% 08/15/28    500,000      458,594
         US Treasury Bond 6.125%
         08/15/29                           400,000      404,250
----------------------------------------------------------------

                                                       5,535,914
----------------------------------------------------------------
TOTAL US GOVERNMENT SECURITIES
         (Cost: $5,433,111)                            5,535,914
                                                     -----------
                                          Number of
                                             Shares        Value
----------------------------------------------------------------
COMMON STOCK - 15.92%
Financial Services - Diversified
         Convergys Corporation*               5,000      259,375
----------------------------------------------------------------

Gas - Integrated
         Kinder Morgan, Inc.                  5,100      176,269
----------------------------------------------------------------

Telephone Systems
         Bell Atlantic Corporation            2,240      113,820
         SBC Communications                   2,850      123,262
----------------------------------------------------------------

                                                         237,082
----------------------------------------------------------------

Utilities - Electric
         Ipalco Enterprises, Inc.             7,850      157,981
         Nisource, Inc.                       8,830      164,459
----------------------------------------------------------------

                                                         322,440
----------------------------------------------------------------

Utilities - Telephone
         Alltel Corporation                   2,000      123,875
----------------------------------------------------------------
TOTAL COMMON STOCK
         (Cost: $1,045,706)                            1,119,041
                                                     -----------
TOTAL INVESTMENT SECURITIES - 94.69%
         (Cost: $6,478,817)                          $ 6,654,955
                                                     -----------
SHORT-TERM INVESTMENTS - 2.93%
         United Missouri Bank Money
         Market Fund                                     206,196

OTHER ASSETS LESS LIABILITIES - 2.38%                    167,311
                                                     -----------

TOTAL NET ASSETS - 100%                              $ 7,028,462
----------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                    PACIFIC ADVISORS INCOME AND EQUITY FUND
                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 June 30, 2000
--------------------------------------------------------------------------------

                                          Principal
                                             Amount         Value
-----------------------------------------------------------------
CORPORATE BONDS - 78.25%
Aerospace & Defense
         McDonnell Douglas 9.75%
         04/01/12                         $ 114,000  $   131,872
-----------------------------------------------------------------

Auto - Manufacturers
         Ford Motor Company 9.50%
         09/15/11                            19,000       21,498
-----------------------------------------------------------------

Banks - Regional
         Banc One Corporation 9.875%
         03/01/09                            52,000       58,053
         First Union Corporation 6.824%
         08/01/26                            25,000       24,208
         HSBC USA Inc. 8.375% 02/15/07      158,000      161,271
-----------------------------------------------------------------

                                                         243,532
-----------------------------------------------------------------

Cosmetic - Personal Care
         Procter & Gamble 8.50% 08/10/09     65,000       70,738
-----------------------------------------------------------------

Financial Services
         Associates Corporation N.A.
         8.55% 07/15/09                     150,000      154,479
         Associates Corporation N.A.
         8.15% 08/01/09                     105,000      105,476
         Progressive Corporation 7.30%
         06/01/06                            40,000       39,077
-----------------------------------------------------------------

                                                         299,032
-----------------------------------------------------------------

Financial Services - Diversified
         General Electric Capital 8.50%
         07/24/08                            82,000       87,446
         Texaco Capital 8.625% 06/30/10     171,000      183,800
-----------------------------------------------------------------

                                                         271,246
-----------------------------------------------------------------

Financial Services - Specialty
         Ford Capital B.V. 9.50%
         06/01/10                            75,000       81,671
-----------------------------------------------------------------

Gas - Integrated
         Coastal Corporation 10.25%
         10/15/04                           125,000      137,471
-----------------------------------------------------------------

Insurance - Full Line
         American General Financial
         8.125% 08/15/09                    146,000      146,426
         Cigna Corporation 7.40%
         05/15/07                            94,000       89,390
         Cigna Corporation 8.25%
         01/01/07                           102,000      101,668
         Transamerica Corporation 9.375%
         03/01/08                            70,000       75,979
-----------------------------------------------------------------

                                                         413,463
-----------------------------------------------------------------

Insurance - Life
         Conseco, Inc. 6.80% 06/15/05       125,000       82,500
         Sunamerica Inc. 9.95% 08/01/08      23,000       26,068
-----------------------------------------------------------------

                                                         108,568
-----------------------------------------------------------------

Insurance - Specialty
         MBIA Inc. 9.375% 02/15/11           25,000       27,405
-----------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                    PACIFIC ADVISORS INCOME AND EQUITY FUND

                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 June 30, 2000
--------------------------------------------------------------------------------

                                          Principal
                                             Amount         Value
-----------------------------------------------------------------
CORPORATE BONDS CONTINUED

Oil - Integrated Majors
         Atlantic Richfield 9.125%
         03/01/11                         $ 165,000  $   186,990
         Phillips Petroleum 9.375%
         02/15/11                            25,000       27,129
-----------------------------------------------------------------

                                                         214,119
-----------------------------------------------------------------

Oil - Pipelines
         ANR Pipeline 7.00% 06/01/25         44,000       42,458
-----------------------------------------------------------------

Railroads
         Union Pacific Resources 7.00%
         10/15/06                           103,000       98,686
-----------------------------------------------------------------

Real Estate
         Secured Finance 9.05% 12/15/04     174,000      186,495
-----------------------------------------------------------------

Retailers - Broadline
         Dayton Hudson Company 10.00%
         01/01/11                            50,000       57,966
-----------------------------------------------------------------

Telephone Systems
         New York Telephone Company
         8.625% 11/15/10                     50,000       52,630
         New York Telephone Company
         7.00% 06/15/13                      47,000       44,547
-----------------------------------------------------------------

                                                          97,177
-----------------------------------------------------------------

US Government Agency
         InterAmerican Development Bank
         8.40% 09/01/09                      10,000       10,824
-----------------------------------------------------------------

Utilities - Electric
         Baltimore Gas & Electric 7.50%
         03/01/23                            50,000       46,224
         Baltimore Gas & Electric 8.54%
         09/18/06                           100,000      104,464
         Niagara Mohawk Power 9.75%
         11/01/05                            65,000       70,127
         Pacific Gas & Electric 8.375%
         05/01/25                            45,000       44,497
         Potomac Electric Power 5.875%
         10/15/08                            75,000       67,931
-----------------------------------------------------------------

                                                         333,243
-----------------------------------------------------------------

Utilities - Gas
         Consolidated Natural Gas 6.625%
         12/01/13                            30,000       26,750
-----------------------------------------------------------------
TOTAL CORPORATE BONDS
         (Cost: $3,032,131)                            2,874,214
                                                     -----------

                                          Number of
                                             Shares         Value
-----------------------------------------------------------------
COMMON STOCK - 10.86%
Building Materials
         Home Depot, Inc.                     1,500       74,906
-----------------------------------------------------------------

Diversified Companies
         General Electric                     1,500       79,500
-----------------------------------------------------------------

Financial Services - Diversified
         Citigroup, Inc.                        750       45,188
-----------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                    PACIFIC ADVISORS INCOME AND EQUITY FUND

                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 June 30, 2000
--------------------------------------------------------------------------------

                                          Number of
                                             Shares         Value
-----------------------------------------------------------------
COMMON STOCK CONTINUED

Investment Companies
         Alliance Capital Management          1,000  $    47,438
-----------------------------------------------------------------

Oil - Integrated Majors
         Exxon Mobil Corporation                528       41,448
-----------------------------------------------------------------

Pharmaceuticals
         Schering-Plough Corporation            600       30,300
-----------------------------------------------------------------

Software & Computer Processing Equipment
         Microsoft*                           1,000       80,000
-----------------------------------------------------------------
TOTAL COMMON STOCK
         (Cost: $150,764)                                398,780
                                                     -----------
PREFERRED STOCK - 4.95%
Insurance - Full Line
         American General Financial LLC       1,200       28,875
         Torchmark Capital LLC 9.18%
         Series A                             1,200       29,400
         Unum Corporation 8.80%
         Series A                             1,500       35,906
-----------------------------------------------------------------

                                                          94,181
-----------------------------------------------------------------

Real Estate Investment Trusts
         Price Enterprises Class A            6,000       87,750
-----------------------------------------------------------------
TOTAL PREFERRED STOCK
         (Cost: $186,975)                                181,931
                                                     -----------

                                          Principal
                                             Amount         Value
-----------------------------------------------------------------
US GOVERNMENT SECURITIES - 2.45%
US Treasury Notes
         US Treasury Note 7.875%
         11/15/04                         $  85,000       89,967
-----------------------------------------------------------------

TOTAL US GOVERNMENT SECURITIES
         (Cost: $85,257)                                  89,967
                                                     -----------
TOTAL INVESTMENT SECURITIES - 96.51%
         (Cost: $3,455,127)                          $ 3,544,892
                                                     -----------
SHORT-TERM INVESTMENTS - 1.60%
         United Missouri Bank Money
         Market Fund                                      58,620

OTHER ASSETS LESS LIABILITIES - 1.89%                     69,586
                                                     -----------

TOTAL NET ASSETS - 100%                              $ 3,673,098
-----------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         PACIFIC ADVISORS BALANCED FUND
                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 June 30, 2000
--------------------------------------------------------------------------------

                                          Number of
                                             Shares          Value
------------------------------------------------------------------
COMMON STOCK - 49.15%
Chemicals - Specialty
         Cabot Corporation                    5,000  $    136,250
------------------------------------------------------------------

Communications
         Nokia Corporation                   12,500       624,219
------------------------------------------------------------------

Entertainment
         AT&T - Liberty Media Group
         Class A*                            12,000       291,000
         GC Companies, Inc.*                  3,000        67,125
         Time Warner, Inc.                    3,000       228,000
         Viacom, Inc.*                        6,000       409,125
------------------------------------------------------------------

                                                          995,250
------------------------------------------------------------------

Financial Services - Diversified
         Convergys Corporation*               6,000       311,250
         Household International              2,000        83,125
------------------------------------------------------------------

                                                          394,375
------------------------------------------------------------------

Financial Services - Specialty
         Freddie Mac                          4,000       162,000
------------------------------------------------------------------

Forest Products
         Rayonier, Inc.                       1,500        53,812
------------------------------------------------------------------

Gas - Integrated
         Enron Corporation                    5,000       322,500
------------------------------------------------------------------

Health Care Provider
         Johnson & Johnson                    1,500       152,812
------------------------------------------------------------------

Industrial
         UCAR International, Inc.*            7,500        97,969
------------------------------------------------------------------

Industrial & Commercial Services
         Reliance Steel                       6,000       114,750
------------------------------------------------------------------

Industrial - Diversified
         Coorstek, Inc.                       5,000       230,000
         Honeywell International, Inc.        3,000       101,062
------------------------------------------------------------------

                                                          331,062
------------------------------------------------------------------

Insurance - Full Line
         Berkshire Hathaway, Inc.                 2       107,600
------------------------------------------------------------------

Insurance - Life
         MetLife, Inc.                        6,000       126,375
------------------------------------------------------------------

Insurance - Specialty
         Farm Family Holdings, Inc.*          4,000       123,750
------------------------------------------------------------------

Medical & Biotechnology
         McKesson HBOC, Inc.                 10,000       209,375
------------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         PACIFIC ADVISORS BALANCED FUND

                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 June 30, 2000
--------------------------------------------------------------------------------

                                          Number of
                                             Shares          Value
------------------------------------------------------------------
COMMON STOCK CONTINUED

Oil Equipment & Services
         Cooper Cameron*                      2,000  $    132,000
------------------------------------------------------------------

Paper Products
         American Greetings - Class A         3,000        57,000
------------------------------------------------------------------

Pharmaceuticals
         Pfizer, Inc.                         2,750       132,000
------------------------------------------------------------------

Pollution/Waste Management
         Waste Management, Inc.               4,000        76,000
------------------------------------------------------------------

Publishing
         Dun & Bradstreet Corporation         6,000       171,750
         R H Donnelley Corporation*           9,000       174,375
------------------------------------------------------------------

                                                          346,125
------------------------------------------------------------------

Railroads
         GATX Corporation                     2,000        68,000
------------------------------------------------------------------

Real Estate
         Catellus Development
         Corporation*                        10,000       150,000
------------------------------------------------------------------

Software & Computer Processing Equipment
         Reynolds & Reynolds                  6,000       109,500
------------------------------------------------------------------

Trucking
         CNF Transportation, Inc.             3,000        68,250
------------------------------------------------------------------
TOTAL COMMON STOCK
         (Cost: $2,907,473)                             5,090,974
                                                     ------------

                                          Principal
                                             Amount          Value
------------------------------------------------------------------
CORPORATE BONDS - 41.27%
Banks - Money Center
         Swiss Bank Corporation - NY
         7.375% 07/15/15                  $ 300,000       286,218
------------------------------------------------------------------

Banks - Regional
         Banc One Corporation 9.875%
         03/01/09                           100,000       111,640
         Barnett Banks, Inc. 10.875%
         03/15/03                           462,000       496,112
------------------------------------------------------------------

                                                          607,752
------------------------------------------------------------------

Food Retailers
         McDonald's Corporation 8.875%
         04/01/11                           167,000       186,926
         Safeway 9.65% 01/15/04             156,000       165,744
         Safeway 9.875% 03/15/07             86,000        94,299
         Safeway 7.00% 09/15/07             160,000       152,237
------------------------------------------------------------------

                                                          599,206
------------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         PACIFIC ADVISORS BALANCED FUND

                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 June 30, 2000
--------------------------------------------------------------------------------

                                          Principal
                                             Amount          Value
------------------------------------------------------------------
CORPORATE BONDS CONTINUED

Industrial
         Caterpillar, Inc. 9.75%
         06/01/19                         $  77,000  $     80,413
         Tenneco, Inc. 10.375% 11/15/00      86,000        87,007
         Tenneco Packaging PTV 8.00%
         04/15/07                            50,000        48,029
------------------------------------------------------------------

                                                          215,449
------------------------------------------------------------------

Insurance - Full Line
         CIGNA Corporation 8.25%
         01/01/07                           131,000       130,574
------------------------------------------------------------------

Iron & Steel
         Wheeling Pittsburgh 9.375%
         11/15/03                            72,000        74,486
------------------------------------------------------------------

Oil - Integrated Majors
         Atlantic Richfield 9.125%
         03/01/11                           377,000       427,244
------------------------------------------------------------------

Telephone Systems
         BellSouth Telecommunications
         5.85% 11/15/45                     100,000        99,475
         NYNEX Corporation 9.55%
         05/01/10                           283,815       300,024
         Sprint Spectrum LP 11.00%
         08/15/06                           100,000       107,643
------------------------------------------------------------------

                                                          507,142
------------------------------------------------------------------

Utilities - Electric
         Alabama Power 9.00% 12/01/24       125,000       128,811
         Baltimore Gas & Electric 7.50%
         03/01/23                            49,000        45,300
         Baltimore Gas & Electric 7.50%
         03/01/23                            55,000        51,665
         Cleveland Electric Illuminating
         7.625% 08/01/02                    188,000       187,108
         Niagara Mohawk Power 9.75%
         11/01/05                           275,000       296,690
         Public Service Electric & Gas
         6.25% 01/01/07                      75,000        69,984
         Public Service Electric & Gas
         7.375% 03/01/14                    124,000       118,950
         Public Service Electric & Gas
         7.00% 09/01/24                     288,000       250,824
         Toledo Edison 7.875% 08/01/04      278,000       277,216
------------------------------------------------------------------

                                                        1,426,548
------------------------------------------------------------------
TOTAL CORPORATE BONDS
         (Cost: $4,346,723)                             4,274,619
                                                     ------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         PACIFIC ADVISORS BALANCED FUND

                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 June 30, 2000
--------------------------------------------------------------------------------

                                          Number of
                                             Shares          Value
------------------------------------------------------------------
PREFERRED STOCK - 3.53%
Real Estate Investment Trusts
         Price Enterprises Class A           25,000  $    365,625
------------------------------------------------------------------
TOTAL PREFERRED STOCK
         (Cost: $347,380)                                 365,625
                                                     ------------
TOTAL INVESTMENT SECURITIES - 93.95%
         (Cost: $7,601,576)                          $  9,731,218
                                                     ------------
SHORT-TERM INVESTMENTS - 5.25%
         United Missouri Bank Money
         Market Fund                                      543,734

OTHER ASSETS LESS LIABILITIES - 0.80%                      82,681
                                                     ------------

TOTAL NET ASSETS - 100%                              $ 10,357,633
------------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                          PACIFIC ADVISORS GROWTH FUND
                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 June 30, 2000
--------------------------------------------------------------------------------

                                          Number of
                                             Shares          Value
------------------------------------------------------------------
COMMON STOCK - 62.58%
Building Materials
         Home Depot, Inc.                       300  $      14,981
------------------------------------------------------------------

Communications
         Flextronics International, Ltd.        400         27,475
         JDS Uniphase Corporation               400         47,950
         Nortel Networks Corporation            600         40,950
------------------------------------------------------------------

                                                           116,375
------------------------------------------------------------------

Computers & Related Equipment
         Cisco Systems, Inc.*                   600         38,138
         Compaq Computer Corporation            500         12,781
         Dell Computer Corporation*             500         24,656
         EMC Corporation*                       600         46,163
         Sun Microsystems, Inc.*                400         36,375
------------------------------------------------------------------

                                                           158,113
------------------------------------------------------------------

Financial Services - Diversified
         Citigroup, Inc.                        300         18,075
------------------------------------------------------------------

Gas - Integrated
         Baker Hughes Inc.                      400         12,800
         Enron Corporation                      300         19,350
------------------------------------------------------------------

                                                            32,150
------------------------------------------------------------------

Industrial - Diversified
         Corning, Inc.                          200         53,975
         Tyco International, Ltd.               400         18,950
------------------------------------------------------------------

                                                            72,925
------------------------------------------------------------------

Medical & Biotechnology
         Amgen Inc.                             500         35,125
         Johnson & Johnson                      200         20,375
------------------------------------------------------------------

                                                            55,500
------------------------------------------------------------------

Oil - Drilling
         BJ Services Company                    300         18,750
         Global Marine Inc.                     500         14,094
------------------------------------------------------------------

                                                            32,844
------------------------------------------------------------------

Oil - Integrated
         Anadarko Petroleum Corporation         500         24,656
         Apache Corporation                     300         17,644
         Exxon Mobil Corporation                200         15,700
------------------------------------------------------------------

                                                            58,000
------------------------------------------------------------------

Oil - Secondary
         Burlington Resources                   500         19,125
------------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                          PACIFIC ADVISORS GROWTH FUND

                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 June 30, 2000
--------------------------------------------------------------------------------

                                          Number of
                                             Shares          Value
------------------------------------------------------------------
COMMON STOCK CONTINUED

Semiconductor & Related
         Analog Devices Inc.                    400  $      30,400
         Conexant Systems Inc.                  400         19,450
         Intel Corporation                      200         26,738
         SDL Inc.                               200         57,037
         Teradyne Inc.                          500         36,750
         Texas Instruments Inc.                 400         27,475
         Vitesse Semiconductor
         Corporation                            300         22,069
         Xilinx, Inc.*                          400         33,025
------------------------------------------------------------------

                                                           252,944
------------------------------------------------------------------

Software & Computer Processing Equipment
         Informix Corporation                   500          3,719
         Microsoft*                             200         16,000
         Oracle Corporation*                    400         33,625
         Peoplesoft, Inc.                       500          8,375
         Siebel Systems, Inc.                   200         32,712
------------------------------------------------------------------

                                                            94,431
------------------------------------------------------------------

Technology - Diversified
         Lucent Technologies                    300         17,775
------------------------------------------------------------------

Telephone Systems
         MCI Worldcom, Inc.*                    400         18,350
------------------------------------------------------------------
TOTAL COMMON STOCK
         (Cost: $809,582)                                  961,588
                                                     -------------
TOTAL INVESTMENT SECURITIES - 62.58%
         (Cost: $809,582)                            $     961,588
                                                     -------------
SHORT-TERM INVESTMENTS - 38.72%
         United Missouri Bank Repurchase
         Agreement
         5.86% 07/03/00
         (Secured by US Treasury Bonds
         7.50% 05/15/02
         par value $593,000 - market
         value $607,825)                                   595,000

OTHER ASSETS LESS LIABILITIES - (1.30%)                    (19,906)
                                                     -------------

TOTAL NET ASSETS - 100%                              $   1,536,682
------------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                        PACIFIC ADVISORS SMALL CAP FUND
                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 June 30, 2000
--------------------------------------------------------------------------------

                                          Number of
                                             Shares         Value
-----------------------------------------------------------------
COMMON STOCK - 100.42%
Apparel
         Ashworth, Inc.                      20,000  $    89,376
-----------------------------------------------------------------

Auto Manufacturers
         Sonic Automotive, Inc.*             20,000      213,750
-----------------------------------------------------------------

Banks - Regional
         East West Bancorp, Inc.             35,000      503,125
-----------------------------------------------------------------

Chemicals
         Ocean Bio-chem, Inc.*               94,500      100,406
-----------------------------------------------------------------

Computers & Related Equipment
         3DFX Interactive, Inc.*             20,000      155,626
         Intervoice, Inc.*                   33,100      217,219
-----------------------------------------------------------------

                                                         372,845
-----------------------------------------------------------------

Containers/Packaging
         Mobile Mini, Inc.*                  20,000      441,250
-----------------------------------------------------------------

Cosmetic - Personal Care
         Herbalife Class B                   10,000       78,750
         Nature's Sunshine                   17,000      119,000
-----------------------------------------------------------------

                                                         197,750
-----------------------------------------------------------------

Educational Services
         ITT Educational
         Services, Inc.*                     15,200      266,950
-----------------------------------------------------------------

Footwear
         Genesco, Inc.*                      25,000      401,563
-----------------------------------------------------------------

Health Care Provider
         America Service Group*              21,000      430,500
         Children's Comprehensive
         Services*                           10,900       33,381
         Lifemark Corporation*               21,000      126,000
-----------------------------------------------------------------

                                                         589,881
-----------------------------------------------------------------

Heavy Construction
         Morrison Knudsen Corporation        16,000      116,000
-----------------------------------------------------------------

Home Construction
         Modtech Holding, Inc.*              25,000      225,000
-----------------------------------------------------------------

Industrial
         Park - Ohio Holdings
         Corporation*                        10,000       86,250
-----------------------------------------------------------------

Insurance - Full Line
         Gainsco, Inc.                       30,000      150,000
-----------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                        PACIFIC ADVISORS SMALL CAP FUND

                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 June 30, 2000
--------------------------------------------------------------------------------

                                          Number of
                                             Shares         Value
-----------------------------------------------------------------
COMMON STOCK CONTINUED

Insurance - Specialty
         Interstate National Dealer
         Services*                           60,000  $   315,000
         Warrentech Corporation*             35,000       29,531
-----------------------------------------------------------------

                                                         344,531
-----------------------------------------------------------------

Medical Equipment, Devices & Supplies
         Meridian Medical
         Technicians, Inc.*                  33,000      371,250
-----------------------------------------------------------------

Paper Products
         Republic Group, Inc.                34,800      313,200
-----------------------------------------------------------------

Railroads
         Railamerica, Inc.*                  85,000      541,875
-----------------------------------------------------------------

Retailers - Broadline
         Fred's, Inc.                         2,000       36,000
         Wild Oats                            5,000       62,813
-----------------------------------------------------------------

                                                          98,813
-----------------------------------------------------------------

Retailers - Specialty
         Linens 'N Things                     6,000      162,750
         Rentrak Corporation*                21,000       77,437
-----------------------------------------------------------------

                                                         240,187
-----------------------------------------------------------------

Semiconductor & Related
         Cerprobe Corporation*               15,000      210,000
         Phoenix Technologies, Ltd.           3,000       48,938
-----------------------------------------------------------------

                                                         258,938
-----------------------------------------------------------------

Transportation Equipment
         A.C.L.N. Limited                    11,000      309,375
-----------------------------------------------------------------
TOTAL COMMON STOCK
         (Cost: $5,960,226)                            6,232,315
                                                     -----------
TOTAL INVESTMENT SECURITIES - 100.42%
         (Cost: $5,960,226)                          $ 6,232,315
                                                     -----------
SHORT-TERM INVESTMENTS - 0.10%
         United Missouri Bank Money
         Market Fund                                       6,315

OTHER ASSETS LESS LIABILITIES - (0.52%)                  (32,663)
                                                     -----------

TOTAL NET ASSETS - 100%                              $ 6,205,967
-----------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           PACIFIC ADVISORS FUND INC.
                STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                                 June 30, 2000
--------------------------------------------------------------------------------

                                                                             INCOME
                                                           GOVERNMENT           AND
                                                           SECURITIES        EQUITY
                                                                 FUND          FUND
                                                         ------------  ------------
ASSETS
         Investment securities
             At cost                                     $ 6,478,817   $ 3,455,127
                                                         ===========   ===========
             At market value                             $ 6,654,955   $ 3,544,892
             Short-term investments, at cost, which is
                  equal to market                            206,196        58,620
         Accrued income receivable                           120,955        60,967
         Receivable from investment manager (Note 3)          32,118        11,784
         Receivable for capital shares sold                   31,368         3,217
         Other assets                                          2,336           993
                                                         -----------   -----------
         Total assets                                      7,047,928     3,680,473
                                                         -----------   -----------
LIABILITIES
         Payable for fund shares redeemed                          -             -
         Accounts payable                                     15,857         5,972
         Accounts payable to related parties (Note 3)          3,609         1,403
         Payable to Investment Manager (Note 3)                    -             -
                                                         -----------   -----------
         Total liabilities                                    19,466         7,375
                                                         -----------   -----------
    NET ASSETS                                           $ 7,028,462   $ 3,673,098
                                                         -----------   -----------
SUMMARY OF SHAREHOLDERS' EQUITY
         Paid in capital                                   6,624,959     3,621,547
         Accumulated undistributed net investment
             income (loss)                                       494        20,309
         Accumulated undistributed net realized gains
             (losses) on security transactions               226,871       (58,523)
         Net unrealized appreciation (depreciation) of
             investments                                     176,138        89,765
                                                         -----------   -----------
         Net assets at June 30, 2000                     $ 7,028,462   $ 3,673,098
                                                         -----------   -----------
CLASS A:
         Net assets                                      $ 4,976,987   $ 2,469,669
                                                         ===========   ===========
         Shares authorized                                50,000,000    50,000,000
         Shares outstanding                                  488,458       241,688
         Net asset value and redemption price per share  $     10.19   $     10.22
                                                         ===========   ===========
         Maximum offering price per share                $     10.70   $     10.73
         Sales load                                             4.75%         4.75%
CLASS C:
         Net assets                                      $ 2,051,475   $ 1,203,429
                                                         ===========   ===========
         Shares authorized                                50,000,000    50,000,000
         Shares outstanding                                  203,924       119,305
         Net asset value and redemption price per share  $     10.06   $     10.09
                                                         ===========   ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                                                                                            SMALL
                                                             BALANCED        GROWTH           CAP
                                                                 FUND          FUND          FUND
                                                         ------------  ------------  ------------
ASSETS
         Investment securities
             At cost                                     $ 7,601,576   $   809,582   $ 5,960,226
                                                         ===========   ===========   ===========
             At market value                             $ 9,731,218   $   961,588   $ 6,232,315
             Short-term investments, at cost, which is
                  equal to market                            543,734       595,000         6,315
         Accrued income receivable                           112,846         1,821           526
         Receivable from investment manager (Note 3)               -           169             -
         Receivable for capital shares sold                    2,836           160           959
         Other assets                                          2,968             -         6,075
                                                         -----------   -----------   -----------
         Total assets                                     10,393,602     1,558,738     6,246,190
                                                         -----------   -----------   -----------
LIABILITIES
         Payable for fund shares redeemed                          -             -        26,792
         Accounts payable                                     27,296        21,993         4,649
         Accounts payable to related parties (Note 3)          5,717            63         5,019
         Payable to Investment Manager (Note 3)                2,956             -         3,763
                                                         -----------   -----------   -----------
         Total liabilities                                    35,969        22,056        40,223
                                                         -----------   -----------   -----------
    NET ASSETS                                           $10,357,633   $ 1,536,682   $ 6,205,967
                                                         -----------   -----------   -----------
SUMMARY OF SHAREHOLDERS' EQUITY
         Paid in capital                                   7,868,739     1,393,227     6,395,962
         Accumulated undistributed net investment
             income (loss)                                    40,405             -             -
         Accumulated undistributed net realized gains
             (losses) on security transactions               318,847        (8,551)     (462,084)
         Net unrealized appreciation (depreciation) of
             investments                                   2,129,642       152,006       272,089
                                                         -----------   -----------   -----------
         Net assets at June 30, 2000                     $10,357,633   $ 1,536,682   $ 6,205,967
                                                         -----------   -----------   -----------
CLASS A:
         Net assets                                      $ 7,057,406   $   778,406   $ 5,790,458
                                                         ===========   ===========   ===========
         Shares authorized                                50,000,000    50,000,000    50,000,000
         Shares outstanding                                  477,315        63,886       524,504
         Net asset value and redemption price per share  $     14.79   $     12.18   $     11.04
                                                         ===========   ===========   ===========
         Maximum offering price per share                $     15.69   $     12.92   $     11.71
         Sales load                                             5.75%         5.75%         5.75%
CLASS C:
         Net assets                                      $ 3,300,227   $   758,276   $   415,509
                                                         ===========   ===========   ===========
         Shares authorized                                50,000,000    50,000,000    50,000,000
         Shares outstanding                                  226,466        62,777        38,299
         Net asset value and redemption price per share  $     14.57   $     12.08   $     10.85
                                                         ===========   ===========   ===========

                           PACIFIC ADVISORS FUND INC.
                      STATEMENT OF OPERATIONS (UNAUDITED)
                       For the period ended June 30, 2000
--------------------------------------------------------------------------------

                                            INCOME
                            GOVERNMENT         AND
                            SECURITIES      EQUITY
                                  FUND        FUND
                           -----------  ----------
INVESTMENT INCOME
    Dividends              $    9,873   $  11,747
    Interest                  159,785     122,892
                           ----------   ---------
         Total Income         169,658     134,639
                           ----------   ---------

EXPENSES
    Investment Management
       Fees                    23,740      16,384
    Transfer Agent Fees        15,750      14,858
    Fund Accounting Fees       18,314      12,094
    Legal Fees                  5,309       4,398
    Audit Fees                  9,157       5,120
    Registration Fees           9,800       6,144
    Printing                   13,766       6,144
    Custody Fees                3,970       3,482
    Director
       Fees/Meetings            1,137         819
    Distribution Fees
       (Note 3)                15,894      10,930
    Other Expense               3,383       1,929
                           ----------   ---------
         Total Expenses,
            before
           reimbursements     120,220      82,302
    Less fees waived and
       expenses
       reimbursed
       (Note 3)                56,859      39,144
                           ----------   ---------
         Net Expenses          63,361      43,158
                           ----------   ---------
NET INVESTMENT INCOME
    (LOSS)                    106,297      91,481
                           ----------   ---------
NET REALIZED AND
    UNREALIZED GAIN
    (LOSS) ON INVESTMENTS
    Net Realized gain
       (loss) on
       investments            226,788     (57,842)

    Net Unrealized
       appreciation
       (depreciation) of
       investments             68,102     (23,326)
                           ----------   ---------
                              294,890     (81,168)
                           ----------   ---------

NET INCREASE (DECREASE)
    IN NET ASSETS
    RESULTING FROM
    OPERATIONS             $  401,187   $  10,313
                           ----------   ---------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                                                          SMALL
                            BALANCED     GROWTH             CAP
                                FUND       FUND            FUND
                           ---------  ---------  --------------
INVESTMENT INCOME
    Dividends              $  34,710  $    643   $      16,343
    Interest                 153,486    11,998             124
                           ---------  --------   -------------
         Total Income        188,196    12,641          16,467
                           ---------  --------   -------------

EXPENSES
    Investment Management
       Fees                   37,309     4,606          27,338
    Transfer Agent Fees       20,101    12,596          20,980
    Fund Accounting Fees      26,883     8,607          20,645
    Legal Fees                10,754       562           8,402
    Audit Fees                12,125       979           7,518
    Registration Fees         10,627     3,032           6,835
    Printing                  18,754       957          15,378
    Custody Fees               4,114     3,965           3,417
    Director
       Fees/Meetings           1,865        84           1,567
    Distribution Fees
       (Note 3)               20,669     3,472          10,322
    Other Expense              5,579     1,289           4,725
                           ---------  --------   -------------
         Total Expenses,
            before
           reimbursements    168,780    40,149         127,127
    Less fees waived and
       expenses
       reimbursed
       (Note 3)               18,654    23,987               -
                           ---------  --------   -------------
         Net Expenses        150,126    16,162         127,127
                           ---------  --------   -------------
NET INVESTMENT INCOME
    (LOSS)                    38,070    (3,521)       (110,660)
                           ---------  --------   -------------
NET REALIZED AND
    UNREALIZED GAIN
    (LOSS) ON INVESTMENTS
    Net Realized gain
       (loss) on
       investments           313,858    (8,551)       (680,381)

    Net Unrealized
       appreciation
       (depreciation) of
       investments           124,670    69,388         225,567
                           ---------  --------   -------------
                             438,528    60,837        (454,814)
                           ---------  --------   -------------

NET INCREASE (DECREASE)
    IN NET ASSETS
    RESULTING FROM
    OPERATIONS             $ 476,598  $ 57,316   $    (565,474)
                           ---------  --------   -------------

                           PACIFIC ADVISORS FUND INC.
                 STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

                           GOVERNMENT SECURITIES FUND    INCOME AND EQUITY FUND
                           --------------------------  --------------------------
                           Period ended    Year ended  Period ended    Year ended
                               June 30,  December 31,      June 30,  December 31,
                                   2000          1999          2000          1999
                           ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
    NET ASSETS
    FROM OPERATIONS
    Net investment income
         (loss)             $  106,297    $  172,043    $   91,481    $  164,260
    Net realized gain
         (loss) on
         investments           226,788        16,887       (57,842)        5,619
    Change in net
         unrealized
         appreciation
         (depreciation)
         of investments         68,102      (464,032)      (23,326)     (157,552)
                            ----------    ----------    ----------    ----------
    Increase (decrease)
         in net assets
         resulting from
         operations            401,187      (275,102)       10,313        12,327
                            ----------    ----------    ----------    ----------
    FROM DISTRIBUTIONS TO
         SHAREHOLDERS
    Class A:
         Net Investment
             Income            (77,718)     (140,251)      (52,189)     (103,428)
         Net capital
             gains                   -       (12,364)            -        (3,774)

    Class C:
         Net Investment
             Income            (26,268)      (34,684)      (20,658)      (61,833)
         Net capital
             gains                   -        (4,473)            -        (2,566)
                            ----------    ----------    ----------    ----------

    Decrease in net
         assets resulting
         from
         distributions        (103,986)     (191,772)      (72,847)     (171,601)
                            ----------    ----------    ----------    ----------

    FROM CAPITAL SHARE
         TRANSACTIONS
         (NOTE 5)
    Proceeds from shares
         sold                  979,673     3,703,783       152,065     2,239,902
    Proceeds from shares
         purchased by
         reinvestment of
         dividends              84,294       149,343        50,924       129,167
    Cost of shares
         repurchased        (1,476,109)   (2,493,824)     (982,189)   (1,042,897)
                            ----------    ----------    ----------    ----------
    Increase (decrease)
         in net assets
         derived from
         capital share
         transactions         (412,142)    1,359,302      (779,200)    1,326,172
                            ----------    ----------    ----------    ----------

    INCREASE (DECREASE)
         IN NET ASSETS        (114,941)      892,428      (841,734)    1,166,898

NET ASSETS
    Beginning of period      7,143,403     6,250,975     4,514,832     3,347,934
                            ----------    ----------    ----------    ----------
    End of period           $7,028,462    $7,143,403    $3,673,098    $4,514,832
                            ----------    ----------    ----------    ----------

(c)  Commencement of Operations

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                                 BALANCED FUND                  GROWTH FUND                 SMALL CAP FUND
                           --------------------------  -----------------------------  --------------------------
                           Period ended    Year ended  Period ended  May 3, 1999 (c)  Period ended    Year ended
                               June 30,  December 31,      June 30,  to December 31,      June 30,  December 31,
                                   2000          1999          2000             1999          2000          1999
                           ------------  ------------  ------------  ---------------  ------------  ------------
INCREASE (DECREASE) IN
    NET ASSETS
    FROM OPERATIONS
    Net investment income
         (loss)            $    38,070    $   60,719    $   (3,521)      $(1,384)      $ (110,660)   $ (273,657)
    Net realized gain
         (loss) on
         investments           313,858        81,450        (8,551)            -         (680,381)      223,619
    Change in net
         unrealized
         appreciation
         (depreciation)
         of investments        124,670       766,175        69,388        82,618          225,567    (1,458,920)
                           -----------    ----------    ----------       -------       ----------    ----------
    Increase (decrease)
         in net assets
         resulting from
         operations            476,598       908,344        57,316        81,234         (565,474)   (1,508,958)
                           -----------    ----------    ----------       -------       ----------    ----------
    FROM DISTRIBUTIONS TO
         SHAREHOLDERS
    Class A:
         Net Investment
             Income                  -       (60,475)            -             -                -             -
         Net capital
             gains                   -       (59,690)            -             -                -        (5,375)

    Class C:
         Net Investment
             Income                  -        (3,542)            -             -                -             -
         Net capital
             gains                   -       (12,667)            -             -                -          (353)
                           -----------    ----------    ----------       -------       ----------    ----------

    Decrease in net
         assets resulting
         from
         distributions               -      (136,374)            -             -                -        (5,728)
                           -----------    ----------    ----------       -------       ----------    ----------

    FROM CAPITAL SHARE
         TRANSACTIONS
         (NOTE 5)
    Proceeds from shares
         sold                2,510,843     2,253,867     1,018,151       526,173          360,842     1,787,612
    Proceeds from shares
         purchased by
         reinvestment of
         dividends                   -       120,829             -             -                -         4,342
    Cost of shares
         repurchased        (1,189,313)   (1,385,001)     (144,651)       (1,541)      (1,024,365)   (2,411,853)
                           -----------    ----------    ----------       -------       ----------    ----------
    Increase (decrease)
         in net assets
         derived from
         capital share
         transactions        1,321,530       989,695       873,500       524,632         (663,523)     (619,899)
                           -----------    ----------    ----------       -------       ----------    ----------

    INCREASE (DECREASE)
         IN NET ASSETS       1,798,128     1,761,665       930,816       605,866       (1,228,997)   (2,134,585)

NET ASSETS
    Beginning of period      8,559,505     6,797,840       605,866             -        7,434,964     9,569,549
                           -----------    ----------    ----------       -------       ----------    ----------
    End of period          $10,357,633    $8,559,505    $1,536,682       $605,866      $6,205,967    $7,434,964
                           -----------    ----------    ----------       -------       ----------    ----------

(c)  Commencement of Operations

                           PACIFIC ADVISORS FUND INC.
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                 June 30, 2000
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

        Pacific Advisors Fund Inc. (the "Company") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Company currently offers five Funds: Government Securities Fund, Income and Equity Fund, Balanced Fund, Growth Fund and Small Cap Fund. Each fund is a separate investment portfolio of the Company with a distinct investment objective, investment program, policies and restrictions. The Government Securities Fund seeks to provide high current income, preservation of capital, and rising future income, consistent with prudent investment risk. The Income and Equity Fund seeks to provide current income and secondarily, long-term capital appreciation. The Balanced Fund seeks to achieve long-term capital appreciation and income consistent with reduced market risk. The Growth Fund seeks to achieve long-term capital appreciation through investment in medium to large capitalization companies. The Small Cap Fund seeks to provide capital appreciation through investment in small capitalization companies.

        Effective April 1, 1998, the Funds offer Class A and Class C shares, each of which has equal rights as to assets and voting privileges except that Class A and Class C each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of each Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective service and distribution expenses and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

        A. SECURITY VALUATION. Securities listed on a national securities exchange and certain over-the-counter ("OTC") issues traded on the NASDAQ national market system are valued at the last quoted sale price at the close of the NYSE. OTC issues not quoted on the NASDAQ system and other equity securities for which no sale price is available, are valued at the last bid price as obtained from published sources (including Quotron), where available, and otherwise from brokers who are market makers for such securities. Debt securities with a maturity of less than 60 days are valued on an amortized cost basis.

        B. SECURITY TRANSACTIONS AND INVESTMENT INCOME. Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and Federal income tax purposes. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

        C. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. The Government Securities Fund and Income and Equity Fund declare and distribute dividends of their net investment income, if any, quarterly. The Balanced Fund, Growth Fund and Small Cap Fund declare and distribute dividends of their net investment income, if any, annually. The Board of Directors will determine the amount and timing of such payments. Income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gain on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds.

        D. FEDERAL INCOME TAXES. No provision is made for Federal taxes since the Company intends to qualify as a regulated investment company and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from Federal income and excise taxes.

        E. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements and footnotes. Actual results could differ from those estimates.

NOTE 3. INVESTMENT MANAGEMENT, DISTRIBUTOR AND OTHER RELATED PARTY TRANSACTIONS

        The Company and the Funds have entered into investment management agreements ("Management Agreements") with Pacific Global Investment Management Company, Inc. ("Investment Manager"). The Management Agreements provide for investment management fees, payable monthly, and calculated at the maximum annual rate of 0.65% of average net assets for the Government Securities Fund and 0.75% of average net assets for the Income and Equity, Balanced, Growth and Small Cap Funds. The Investment Manager has entered into sub-advisory agreements ("Sub-Advisory Agreements") with Hamilton & Bache, Inc. and Spectrum Asset Management, Inc. ("Advisors") for the Balanced and Government Securities Funds respectively. It has also entered into a co-management agreement ("Co-management Agreement") with Hamilton and Bache, Inc. ("Advisor") for the Income and Equity Fund. The Investment Manager is solely responsible for the payment of these fees to the Advisors.

        In accordance with Expense Limitation agreements, with the Company, on behalf of the Government Securities, Income and Equity and Growth Funds, the Investment Manager is required to reduce its investment management fees in any fiscal year in which all fund operating expenses exceed 1.65%, 1.85% and 2.50%, respectively, of average daily net assets of the respective Funds, and to reimburse the Government Securities, Income and Equity and Growth Funds for any additional amounts that exceed these limits. These agreements may be terminated by either party. In addition,

                           PACIFIC ADVISORS FUND INC.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                 June 30, 2000
--------------------------------------------------------------------------------

from time to time, the Investment Manager and Advisors may voluntarily waive their management and sub-advisory fees, and/or absorb certain expenses for the Funds.

        Pursuant to the Expense Limitation Agreements, voluntary waiver of fees and the assumption of expenses by the Investment Manager, the following amounts were waived or reimbursed for the period ended June 30, 2000.

                                          Management         Expense
                                                Fees  Reimbursements
Government Securities Fund                $   22,044  $       34,815
Income and Equity Fund                        15,360          23,784
Balanced Fund                                 18,654               -
Growth Fund                                    4,318          19,669

        With the exception of the Growth Fund, these waived and reimbursed expenses may be subject to future recoupment by the Investment Manager.

        Fund operating expenses may not fall below the current expense levels in subsequent years until the Investment Manager has fully recouped fees forgone and expenses paid or assumed, as each fund will reimburse the Investment Manager in subsequent years during which the Fund's total assets are greater than $20,000,000. Such recoupments, if any, are limited to a period of five years from the date on which the first reimbursement is made to the Investment Manager on a fund by fund basis. As of June 30, 2000, the cumulative amounts unrecouped by the Investment Manager since the commencement of operations are:

Government Securities Fund                          $653,656
Income and Equity Fund                               489,713
Balanced Fund                                        309,581
Small Cap Fund                                       217,445

        For the period ended June 30, 2000, Pacific Global Fund Distributors, Inc. ("PGFD"), the principal underwriter for the Company, received commissions on sales of capital stock, after deducting amounts allowed to authorized distributors as commissions. The amounts are as follows.

                                           Underwriting  Commissions
                                          Fees Retained         Paid
Government Securities Fund                $       1,323  $     4,619
Income and Equity Fund                              154          821
Balanced Fund                                     2,957        7,376
Growth Fund                                         807        2,163
Small Cap Fund                                    1,499        4,881

        PGFD is a wholly-owned subsidiary of the Investment Manager.

        The Company and the Funds have entered into agreements with Pacific Global Investor Services, Inc. ("PGIS") to provide fund accounting services at the monthly fee of three basis points for the first one hundred million in net assets or a minimum of $1,250. In addition, agreements to provide transfer agent services has also been entered into at a rate of $18.00 per year per open account and $2.00 per year per closed account with minimum charges of $1,250 per month and $750 per month respectively for the A and C share accounts. PGIS is a wholly owned subsidiary of the Investment Manager.

        Accounts payable to related parties consists of management fees payable to the Investment Manager and fund accounting and transfer agent fees payable to PGIS.

        The Company has adopted a plan of distribution, whereby the Funds may pay a service fee to qualified recipients in an amount up to 0.25% and 1.00% per annum of each Fund's daily net assets for A shares and C shares, respectively. For the period ended June 30, 2000, total service fees were:

Government Securities Fund                          $15,894
Income and Equity Fund                               10,930
Balanced Fund                                        20,669
Growth Fund                                           3,472
Small Cap Fund                                       10,322

NOTE 4. PURCHASE AND SALES OF SECURITIES

        The following summarizes purchases and sales of investment securities, other than short-term investments, and aggregate gross unrealized appreciation and depreciation by each Fund for the period ended and as of June 30, 2000.

                                                          Gross         Gross  Net Unrealized
                              Cost of    Proceeds    Unrealized    Unrealized    Appreciation
                            Purchases  From Sales  Appreciation  Depreciation  (Depreciation)
Government Securities
  Fund                     $9,402,801  $2,656,004  $    288,861  $    112,723  $      176,138
Income and Equity Fund        624,930   1,445,812       255,776       166,011          89,765
Balanced Fund               3,080,652   1,814,788     2,389,961       260,319       2,129,642
Growth Fund                   602,366     136,915       211,496        59,490         152,006
Small Cap Fund              1,089,245   1,877,517     1,238,845       966,756         272,089

                           PACIFIC ADVISORS FUND INC.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                 June 30, 2000
--------------------------------------------------------------------------------

NOTE 5. CAPITAL SHARE TRANSACTIONS

                                     Period ended             Year ended
                                    June 30, 2000         December 31, 1999
                                ----------------------  ----------------------
                                  Shares        Amount    Shares        Amount
                                --------  ------------  --------  ------------
GOVERNMENT SECURITIES FUND
CLASS A
Shares Sold                       78,400  $    788,772   225,373  $  2,209,427
Reinvestment of Distributions      5,761        58,266    11,340       110,669
                                --------  ------------  --------  ------------
                                  84,161       847,038   236,713     2,320,096
Shares Repurchased              (131,453)   (1,303,645) (216,157)   (2,169,999)
                                --------  ------------  --------  ------------
Net Increase (decrease)          (47,292) $   (456,607)   20,556  $    150,097
                                ========  ============  ========  ============
CLASS C
Shares Sold                       19,327  $    190,901   153,004  $  1,494,356
Reinvestment of Distributions      2,607        26,028     4,014        38,674
                                --------  ------------  --------  ------------
                                  21,934       216,929   157,018     1,533,030
Shares Repurchased               (17,648)     (172,464)  (33,035)     (323,825)
                                --------  ------------  --------  ------------
Net Increase (decrease)            4,286  $     44,465   123,983  $  1,209,205
                                ========  ============  ========  ============

                                     Period ended             Year ended
                                    June 30, 2000         December 31, 1999
                                ----------------------  ----------------------
                                  Shares        Amount    Shares        Amount
                                --------  ------------  --------  ------------

INCOME AND EQUITY FUND
CLASS A
Shares Sold                       10,974  $    112,433    91,057  $    968,071
Reinvestment of Distributions      2,980        30,507     6,243        65,374
                                --------  ------------  --------  ------------
                                  13,954       142,940    97,300     1,033,445
Shares Repurchased               (29,072)     (295,973)  (86,776)     (909,772)
                                --------  ------------  --------  ------------
Net Increase (decrease)          (15,118) $   (153,033)   10,524  $    123,673
                                ========  ============  ========  ============
CLASS C
Shares Sold                        3,949  $     39,632   122,405  $  1,271,831
Reinvestment of Distributions      2,029        20,417     6,224        63,793
                                --------  ------------  --------  ------------
                                   5,978        60,049   128,629     1,335,624
Shares Repurchased               (68,610)     (686,216)  (12,807)     (133,125)
                                --------  ------------  --------  ------------
Net Increase (decrease)          (62,632) $   (626,167)  115,822  $  1,202,499
                                ========  ============  ========  ============

                           PACIFIC ADVISORS FUND INC.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                 June 30, 2000
--------------------------------------------------------------------------------

                                     Period ended             Year ended
                                    June 30, 2000         December 31, 1999
                                ----------------------  ----------------------
                                  Shares        Amount    Shares        Amount
                                --------  ------------  --------  ------------

BALANCED FUND
CLASS A
Shares Sold                       52,053  $    749,257    86,712  $  1,150,429
Reinvestment of Distributions          -             -     7,641       104,909
                                --------  ------------  --------  ------------
                                  52,053       749,257    94,353     1,255,338
Shares Repurchased               (73,763)   (1,064,319) (101,373)   (1,335,590)
                                --------  ------------  --------  ------------
Net Increase (decrease)          (21,710) $   (315,062)   (7,020) $    (80,252)
                                ========  ============  ========  ============
CLASS C
Shares Sold                      123,622  $  1,761,586    84,177  $  1,103,438
Reinvestment of Distributions          -             -     1,171        15,920
                                --------  ------------  --------  ------------
                                 123,622     1,761,586    85,348     1,119,358
Shares Repurchased                (8,715)     (124,994)   (3,799)      (49,411)
                                --------  ------------  --------  ------------
Net Increase (decrease)          114,907  $  1,636,592    81,549  $  1,069,947
                                ========  ============  ========  ============

                                     Period ended              Year ended
                                     June 30, 2000          December 31, 1999
                                -----------------------  -----------------------
                                  Shares         Amount    Shares         Amount
                                --------  -------------  --------  -------------

GROWTH FUND
CLASS A
Shares Sold                       42,553  $  502,150       28,121  $  282,969
Reinvestment of Distributions          -           -            -           -
                                --------  ----------     --------  ----------
                                  42,553     502,150       28,121     282,969
Shares Repurchased                (6,754)    (77,496)         (34)       (341)
                                --------  ----------     --------  ----------
Net Increase (decrease)           35,799  $  424,654       28,087  $  282,628
                                ========  ==========     ========  ==========
CLASS C
Shares Sold                       44,505  $  516,001       24,058  $  243,204
Reinvestment of Distributions          -           -            -           -
                                --------  ----------     --------  ----------
                                  44,505     516,001       24,058     243,204
Shares Repurchased                (5,671)    (67,155)        (115)     (1,200)
                                --------  ----------     --------  ----------
Net Increase (decrease)           38,834  $  448,846       23,943  $  242,004
                                ========  ==========     ========  ==========

                           PACIFIC ADVISORS FUND INC.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                 June 30, 2000
--------------------------------------------------------------------------------

                                     Period ended             Year ended
                                    June 30, 2000         December 31, 1999
                                ----------------------  ----------------------
                                  Shares        Amount    Shares        Amount
                                --------  ------------  --------  ------------

SMALL CAP FUND
CLASS A
Shares Sold                       21,802  $    257,444   113,526  $  1,448,076
Reinvestment of Distributions          -             -       341         4,026
                                --------  ------------  --------  ------------
                                  21,802       257,444   113,867     1,452,102
Shares Repurchased               (79,744)     (928,950) (186,970)   (2,341,370)
                                --------  ------------  --------  ------------
Net Increase (decrease)          (57,942) $   (671,506)  (73,103) $   (889,268)
                                ========  ============  ========  ============
CLASS C
Shares Sold                        8,624  $    103,398    27,145  $    339,536
Reinvestment of Distributions          -             -        27           316
                                --------  ------------  --------  ------------
                                   8,624       103,398    27,172       339,852
Shares Repurchased                (8,796)      (95,415)   (5,499)      (70,483)
                                --------  ------------  --------  ------------
Net Increase (decrease)             (172) $      7,983    21,673  $    269,369
                                ========  ============  ========  ============

                           PACIFIC ADVISORS FUND INC.
                        FINANCIAL HIGHLIGHTS (UNAUDITED)
                (For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                        GOVERNMENT SECURITIES FUND
                                              ------------------------------------------------------------------------------
                                                                                 Class A
                                              ------------------------------------------------------------------------------
                                              For the six months               For the year ended December 31,
                                                           ended  ----------------------------------------------------------
                                                   June 30, 2000           1999           1998           1997           1996
                                              ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period     $            9.74   $      10.59   $       9.87   $       9.30   $      10.16
                                              -----------------   ------------   ------------   ------------   ------------
     Income from investing operations
          Net investment income                            0.17           0.30           0.34           0.35           0.33
          Net realized and unrealized gains
               (losses) on securities                      0.44          (0.84)          1.38           0.71          (0.65)
                                              -----------------   ------------   ------------   ------------   ------------
     Total from investment operations                      0.61          (0.54)          1.72           1.06          (0.32)
                                              -----------------   ------------   ------------   ------------   ------------
     Less distributions
          From net investment income                      (0.16)         (0.29)         (0.33)         (0.35)         (0.32)
          From net capital gains                              -          (0.02)         (0.67)         (0.14)         (0.22)
                                              -----------------   ------------   ------------   ------------   ------------
     Total distributions                                  (0.16)         (0.31)         (1.00)         (0.49)         (0.54)
                                              -----------------   ------------   ------------   ------------   ------------
     Net asset value, end of period           $           10.19   $       9.74   $      10.59   $       9.87   $       9.30
                                              -----------------   ------------   ------------   ------------   ------------

TOTAL INVESTMENT RETURN (b)                                6.28%         (5.04)%        17.82%         11.72%         (3.15)%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)          $           4,977   $      5,220   $      5,456   $      3,939   $      7,096
     Ratio of net investment income to
          average net assets
               With expense reductions                     1.64%(a)         2.99%         3.32%         3.36%          3.46%
               Without expense reductions                  0.81%(a)         1.02%         1.04%         1.51%         (2.17)%
     Ratio of expenses to average net assets
               With expense reductions                     0.83%(a)         1.60%         1.66%         1.65%          1.66%
               Without expense reductions                  1.65%(a)         3.57%         3.94%         3.51%          2.95%
     Fund portfolio turnover rate                         21.42%        147.01%         41.98%         68.52%         50.49%

                                                                      Class C
                                              --------------------------------------------------------
                                              For the six months       For the year   April 2, 1998(c)
                                                           ended              ended                 to
                                                   June 30, 2000  December 31, 1999  December 31, 1998
                                              --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period     $            9.63   $          10.50   $          10.24
                                              -----------------   ----------------   ----------------
     Income from investing operations
          Net investment income                            0.13               0.27               0.23
          Net realized and unrealized gains
               (losses) on securities                      0.43              (0.88)              1.02
                                              -----------------   ----------------   ----------------
     Total from investment operations                      0.56              (0.61)              1.25
                                              -----------------   ----------------   ----------------
     Less distributions
          From net investment income                      (0.13)             (0.24)             (0.32)
          From net capital gains                              -              (0.02)             (0.67)
                                              -----------------   ----------------   ----------------
     Total distributions                                  (0.13)             (0.26)             (0.99)
                                              -----------------   ----------------   ----------------
     Net asset value, end of period           $           10.06   $           9.63   $          10.50
                                              -----------------   ----------------   ----------------

TOTAL INVESTMENT RETURN (b)                                5.84%             (5.77)%            12.48%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)          $           2,051   $          1,923   $            795
     Ratio of net investment income to
        average net assets
               With expense reductions                     1.33%(a)             2.18%             2.05%(a)
               Without expense reductions                  0.50%(a)             0.22%             0.63%(a)
     Ratio of expenses to average net assets
               With expense reductions                     1.16%(a)             2.38%             1.06%(a)
               Without expense reductions                  1.99%(a)             4.34%             2.48%(a)

--------------------------------------------------------------------------------

(a)  Not annualized
(b) The Fund's maximum sales charge is not included in the total return computation.
(c)  Commencement of Operations

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           PACIFIC ADVISORS FUND INC.

                        FINANCIAL HIGHLIGHTS (UNAUDITED)
                (For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                     INCOME AND EQUITY FUND
                                              --------------------------------------------------------------------
                                                                            Class A
                                              --------------------------------------------------------------------
                                              For the six months            For the year ended December 31,
                                                           ended     ---------------------------------------------
                                                   June 30, 2000          1999        1998        1997        1996
                                              --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period     $           10.39      $  10.74    $   9.98    $   9.42    $   9.67
                                              -----------------      --------    --------    --------    --------
     Income from investing operations
          Net investment Income                            0.22          0.43        0.37        0.33        0.35
          Net realized and unrealized gains
               (losses) on securities                     (0.18)        (0.39)       0.83        0.56       (0.19)
                                              -----------------      --------    --------    --------    --------
     Total from investment operations                      0.04          0.04        1.20        0.89        0.16
                                              -----------------      --------    --------    --------    --------
     Less distributions
          From net investment income                      (0.21)        (0.37)      (0.34)      (0.33)      (0.35)
          From net capital gains                              -         (0.02)      (0.10)          -       (0.06)
                                              -----------------      --------    --------    --------    --------
     Total distributions                                  (0.21)        (0.39)      (0.44)      (0.33)      (0.41)
                                              -----------------      --------    --------    --------    --------
     Net asset value, end of period           $           10.22      $  10.39    $  10.74    $   9.98    $   9.42
                                              -----------------      --------    --------    --------    --------

TOTAL INVESTMENT RETURN (b)                                0.59%         0.19%      12.14%       9.60%       1.78%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)          $           2,470      $  2,664    $  2,646    $  1,894    $  1,211
     Ratio of net investment income to
          average net assets
               With expense reductions                     2.07%(a)      4.08%       3.68%       3.56%       3.75%
               Without expense reductions                  1.12%(a)      1.86%       0.83%      (0.96)%     (1.69)%
     Ratio of expenses to average net assets
               With expense reductions                     1.20%(a)      1.85%       1.83%       1.85%       1.85%
               Without expense reductions                  2.15%(a)      4.06%       4.67%       6.38%       7.29%
     Fund portfolio turnover rate                         15.65%        37.34%      16.72%      42.30%      28.23%

                                                                        Class C
                                              ------------------------------------------------------------
                                              For the six months          For the year    April 2, 1998(c)
                                                           ended                 ended                  to
                                                   June 30, 2000     December 31, 1999   December 31, 1998
                                              ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period     $           10.15          $  10.62           $    10.39
                                              -----------------          --------           ----------
     Income from investing operations
          Net investment Income                            0.22              0.41                 0.22
          Net realized and unrealized gains
               (losses) on securities                     (0.14)            (0.43)                0.43
                                              -----------------          --------           ----------
     Total from investment operations                      0.08             (0.02)                0.65
                                              -----------------          --------           ----------
     Less distributions
          From net investment income                      (0.14)            (0.43)               (0.32)
          From net capital gains                              -             (0.02)               (0.10)
                                              -----------------          --------           ----------
     Total distributions                                  (0.14)            (0.45)               (0.42)
                                              -----------------          --------           ----------
     Net asset value, end of period           $           10.09          $  10.15           $    10.62
                                              -----------------          --------           ----------

TOTAL INVESTMENT RETURN (b)                                0.58%            (0.02)%               6.41%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)          $           1,203          $  1,850           $      702
     Ratio of net investment income to
        average net assets
               With expense reductions                     2.47%(a)          3.45%                2.16%(a)
               Without expense reductions                  1.52%(a)          1.65%                0.31%(a)
     Ratio of expenses to average net assets
               With expense reductions                     0.80%(a)          2.51%                1.43%(a)
               Without expense reductions                  1.75%(a)          4.30%                3.28%(a)

--------------------------------------------------------------------------------

(a)  Not annualized
(b) The Fund's maximum sales charge is not included in the total return computation.
(c)  Commencement of Operations

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           PACIFIC ADVISORS FUND INC.

                        FINANCIAL HIGHLIGHTS (UNAUDITED)
                (For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                         BALANCED FUND
                                              --------------------------------------------------------------------
                                                                            Class A
                                              --------------------------------------------------------------------
                                              For the six months            For the year ended December 31,
                                                           ended     ---------------------------------------------
                                                   June 30, 2000          1999        1998        1997        1996
                                              --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period     $           14.04      $  12.69    $  12.06    $  10.66    $   9.31
                                              -----------------      --------    --------    --------    --------
     Income from investing operations
          Net investment income                            0.08          0.12        0.03           -        0.09
          Net realized and unrealized gains
               (losses) on securities                      0.67          1.47        0.90        1.62        1.39
                                              -----------------      --------    --------    --------    --------
     Total from investment operations                      0.75          1.59        0.93        1.62        1.48
                                              -----------------      --------    --------    --------    --------
     Less distributions
          From net investment income                          -         (0.12)          -       (0.01)      (0.09)
          From net capital gains                              -         (0.12)      (0.30)      (0.21)      (0.04)
                                              -----------------      --------    --------    --------    --------
     Total distributions                                      -         (0.24)      (0.30)      (0.22)      (0.13)
                                              -----------------      --------    --------    --------    --------
     Net asset value, end of period           $           14.79      $  14.04    $  12.69    $  12.06    $  10.66
                                              -----------------      --------    --------    --------    --------

TOTAL INVESTMENT RETURN (b)                                5.34%        12.61%       7.76%      15.24%      15.92%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)          $           7,057      $  7,008    $  6,420    $  5,593    $  3,187
     Ratio of net investment income to
          average net assets
               With expense reductions                     0.51%(a)      0.91%       0.22%      (0.03)%      1.12%
               Without expense reductions                  0.31%(a)      0.51%      (0.18)%     (0.50)%     (0.76)%
     Ratio of expenses to average net assets
               With expense reductions                     1.49%(a)      3.22%       3.48%       3.28%       2.48%
               Without expense reductions                  1.69%(a)      3.62%       3.88%       3.75%       4.36%
     Fund portfolio turnover rate                         20.31%        52.47%      53.97%      64.13%      65.94%

                                                                        Class C
                                              ------------------------------------------------------------
                                              For the six months          For the year    April 2, 1998(c)
                                                           ended                 ended                  to
                                                   June 30, 2000     December 31, 1999   December 31, 1998
                                              ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period     $           13.91          $  12.61           $    13.09
                                              -----------------          --------           ----------
     Income from investing operations
          Net investment income                            0.03              0.03                (0.04)
          Net realized and unrealized gains
               (losses) on securities                      0.63              1.42                (0.13)
                                              -----------------          --------           ----------
     Total from investment operations                      0.66              1.45                (0.17)
                                              -----------------          --------           ----------
     Less distributions
          From net investment income                          -             (0.03)               (0.01)
          From net capital gains                              -             (0.12)               (0.30)
                                              -----------------          --------           ----------
     Total distributions                                      -             (0.15)               (0.31)
                                              -----------------          --------           ----------
     Net asset value, end of period           $           14.57          $  13.91           $    12.61
                                              -----------------          --------           ----------

TOTAL INVESTMENT RETURN (b)                                4.74%            11.57%               (1.28)%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)          $           3,300          $  1,552           $      378
     Ratio of net investment income to
        average net assets
               With expense reductions                     0.10%(a)          0.01%               (0.64)%(a)
               Without expense reductions                 (0.10)%(a)        (0.39)%              (0.91)%(a)
     Ratio of expenses to average net assets
               With expense reductions                     1.90%(a)          4.07%                3.12%(a)
               Without expense reductions                  2.10%(a)          4.47%                3.39%(a)

--------------------------------------------------------------------------------

(a)  Not annualized
(b) The Fund's maximum sales charge is not included in the total return computation.
(c)  Commencement of Operations

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           PACIFIC ADVISORS FUND INC.

                        FINANCIAL HIGHLIGHTS (UNAUDITED)
                (For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                              GROWTH FUND
                                              --------------------------------------------
                                                                Class A
                                              --------------------------------------------
                                               For the six months           May 3, 1999(c)
                                                            ended                       to
                                                    June 30, 2000        December 31, 1999
                                              --------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period     $            11.67       $            10.00
                                              ------------------       ------------------
     Income from investing operations
          Net investment income                            (0.01)                   (0.02)
          Net realized and unrealized gains
            (losses) on securities                          0.52                     1.69
                                              ------------------       ------------------
     Total from investment operations                       0.51                     1.67
                                              ------------------       ------------------
     Less distributions
          From net investment income                           -                        -
          From net capital gains                               -                        -
                                              ------------------       ------------------
     Total distributions                                       -                        -
                                              ------------------       ------------------
     Net asset value, end of period           $            12.18       $            11.67
                                              ------------------       ------------------

TOTAL INVESTMENT RETURN (b)                                 4.37%                   16.70%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)          $              778       $              328
     Ratio of net investment income to
        average net assets
               With expense reductions                     (0.22)%(a)               (0.27)%(a)
               Without expense reductions                  (2.28)%(a)               (8.40)%(a)
     Ratio of expenses to average net assets
               With expense reductions                      1.31%(a)                 1.63%(a)
               Without expense reductions                   3.36%(a)                 9.75%(a)
     Fund portfolio turnover rate                          20.35%                    0.00%

                                                                Class C
                                              --------------------------------------------
                                               For the six months           May 3, 1999(c)
                                                            ended                       to
                                                    June 30, 2000        December 31, 1999
                                              --------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period     $            11.61       $            10.00
                                              ------------------       ------------------
     Income from investing operations
          Net investment income                            (0.01)                   (0.04)
          Net realized and unrealized gains
            (losses) on securities                          0.48                     1.65
                                              ------------------       ------------------
     Total from investment operations                       0.47                     1.61
                                              ------------------       ------------------
     Less distributions
          From net investment income                           -                        -
          From net capital gains                               -                        -
                                              ------------------       ------------------
     Total distributions                                       -                        -
                                              ------------------       ------------------
     Net asset value, end of period           $            12.08       $            11.61
                                              ------------------       ------------------

TOTAL INVESTMENT RETURN (b)                                 4.05%                   16.10%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)          $              758       $              278
     Ratio of net investment income to
        average net assets
               With expense reductions                     (0.39)%(a)               (0.61)%(a)
               Without expense reductions                  (2.49)%(a)               (8.74)%(a)
     Ratio of expenses to average net assets
               With expense reductions                      1.50%(a)                 2.16%(a)
               Without expense reductions                   3.59%(a)                10.28%(a)

--------------------------------------------------------------------------------

(a)  Not annualized
(b) The Fund's maximum sales charge is not included in the total return computation.
(c)  Commencement of Operations

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           PACIFIC ADVISORS FUND INC.

                        FINANCIAL HIGHLIGHTS (UNAUDITED)
                (For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                          SMALL CAP FUND
                                              ----------------------------------------------------------------------
                                                                             Class A
                                              ----------------------------------------------------------------------
                                               For the six months             For the year ended December 31,
                                                            ended      ---------------------------------------------
                                                    June 30, 2000           1999        1998        1997        1996
                                              ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period     $            11.98       $  14.23    $  17.51    $  16.47    $  11.82
                                              ------------------       --------    --------    --------    --------
     Income from investing operations
          Net investment expense                           (0.40)         (0.61)      (0.58)      (0.38)      (0.21)
          Net realized and unrealized gains
               (losses) on securities                      (0.54)         (1.63)      (2.34)       1.52        5.35
                                              ------------------       --------    --------    --------    --------
     Total from investment operations                      (0.94)         (2.24)      (2.92)       1.14        5.14
                                              ------------------       --------    --------    --------    --------
     Less distributions
          From net investment income                           -              -           -           -           -
          From net capital gains                               -          (0.01)      (0.36)      (0.10)      (0.49)
                                              ------------------       --------    --------    --------    --------
     Total distributions                                       -          (0.01)      (0.36)      (0.10)      (0.49)
                                              ------------------       --------    --------    --------    --------
     Net asset value, end of period           $            11.04       $  11.98    $  14.23    $  17.51    $  16.47
                                              ------------------       --------    --------    --------    --------

TOTAL INVESTMENT RETURN (b)                                (7.85)%       (15.75)%    (16.66)%      6.95%      43.70%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)          $            5,790       $  6,976    $  9,331    $ 11,125    $  8,549
     Ratio of net investment income to
          average net assets
               With expense reductions                     (1.53)%(a)     (3.36)%     (3.71)%     (2.82)%     (2.06)%
               Without expense reductions                  (1.53)%(a)     (3.36)%     (3.71)%     (2.99)%     (2.39)%
     Ratio of expenses to average net assets
               With expense reductions                      1.77%(a)       3.92%       4.02%       3.18%       2.91%
               Without expense reductions                   1.77%(a)       3.92%       4.02%       3.35%       3.24%
     Fund portfolio turnover rate                          15.73%         68.18%      49.63%      30.72%      51.83%

                                                                         Class C
                                              --------------------------------------------------------------
                                              For the six months           For the year     April 2, 1998(c)
                                                           ended                  ended                   to
                                                   June 30, 2000      December 31, 1999    December 31, 1998
                                              --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period     $           11.93       $          14.24    $           19.70
                                              -----------------       ----------------    -----------------
     Income from investing operations
          Net investment expense                          (0.33)                 (0.18)               (0.29)
          Net realized and unrealized gains
               (losses) on securities                     (0.75)                 (2.12)               (4.81)
                                              -----------------       ----------------    -----------------
     Total from investment operations                     (1.08)                 (2.30)               (5.10)
                                              -----------------       ----------------    -----------------
     Less distributions
          From net investment income                          -                      -                    -
          From net capital gains                              -                  (0.01)               (0.36)
                                              -----------------       ----------------    -----------------
     Total distributions                                      -                  (0.01)               (0.36)
                                              -----------------       ----------------    -----------------
     Net asset value, end of period           $           10.85       $          11.93    $           14.24
                                              -----------------       ----------------    -----------------

TOTAL INVESTMENT RETURN (b)                               (9.05)%               (16.16)%             (25.88)%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)          $             416       $            459    $             239
     Ratio of net investment income to
        average net assets
               With expense reductions                    (2.71)%(a)             (3.78)%              (3.68)%(a)
               Without expense reductions                 (2.71)%(a)             (3.78)%              (3.68)%(a)
     Ratio of expenses to average net assets
               With expense reductions                     2.95%(a)               4.38%                3.85%(a)
               Without expense reductions                  2.95%(a)               4.38%                3.85%(a)

--------------------------------------------------------------------------------

(a)  Not annualized
(b) The Fund's maximum sales charge is not included in the total return computation.
(c)  Commencement of Operations

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                      PACIFIC ADVISORS FUND INC.
                                                       notes

PACIFIC ADVISORS FUND INC.
                 notes

PACIFIC ADVISORS
          Fund Inc

                                   [GRAPHIC]

DIRECTORS
    GEORGE A. HENNING, CHAIRMAN
    VICTORIA L. BREEN
    THOMAS M. BRINKER
    L. MICHAEL HALLER III
    TAKASHI MAKINODAN, PH.D.
    GERALD E. MILLER
    LOUISE K. TAYLOR, PH.D.

OFFICERS
    GEORGE A. HENNING, PRESIDENT
    THOMAS H. HANSON, VICE PRESIDENT AND SECRETARY
    VICTORIA L. BREEN, ASSISTANT SECRETARY
    PAUL W. HENNING, TREASURER

INVESTMENT MANAGER
    PACIFIC GLOBAL INVESTMENT MANAGEMENT COMPANY
    206 NORTH JACKSON STREET, SUITE 301
    GLENDALE, CALIFORNIA 91206

BALANCED FUND ADVISER
    HAMILTON & BACHE, INC.
    206 NORTH JACKSON STREET, SUITE 201
    GLENDALE, CALIFORNIA 91206

GOVERNMENT SECURITIES FUND ADVISER
    SPECTRUM ASSET MANAGEMENT, INC.
    450 NEWPORT CENTER DRIVE, SUITE 420
    NEWPORT BEACH, CALIFORNIA 92660

TRANSFER AGENT AND ADMINISTRATOR
    PACIFIC GLOBAL INVESTOR SERVICES, INC.
    206 NORTH JACKSON STREET, SUITE 301
    GLENDALE, CALIFORNIA 91206

DISTRIBUTOR
    PACIFIC GLOBAL FUND DISTRIBUTORS, INC.
    206 NORTH JACKSON STREET, SUITE 301
    GLENDALE, CALIFORNIA 91206
    (800) 989-6693

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current effective prospectus of the Fund, which contains information concerning the investment policies of the Fund as well as other pertinent information.

                          PACIFIC GLOBAL FUND DISTRIBUTORS, INC.
              [LOGO]      206 NORTH JACKSON STREET, SUITE 301                                BULK RATE
                          GLENDALE, CALIFORNIA 91206                                       U. S. POSTAGE
                                                                                               PAID
                                                                                           GLENDALE, CA
                                                                                          PERMIT NO. 1090

                                                                       pg101.898